UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue,

49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2012

Annual Repor t

Western Asset

Core Bond

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Core Bond Fund

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average effective duration which is expected to range within 20% of the average duration of the domestic bond market as a whole.

Fund name change

Prior to May 1, 2012, the Fund was known as Western Asset Core Bond Portfolio. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Bond Fund for the twelve-month reporting period ended December 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

January 31, 2013

Western Asset Core Bond Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2012, but it did so at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.0% in the first quarter of 2012. The economy then slowed in the second quarter, as GDP growth was a tepid 1.3%. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department’s initial estimate showed that fourth quarter GDP contracted 0.1%. This was the first negative reading since the second quarter of 2009, and was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.3%. Unemployment then generally declined and was 7.8% in September 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then rose to 7.9% in October, before falling to 7.8% in November, where it remained in December. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 39% of the 12.2 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), while existing-home sales dipped 1.0% on a seasonally adjusted basis in December 2012 versus the previous month, they were still 12.8% higher than in December 2011. In addition, the NAR reported that the median existing-home price for all housing types was $180,800 in December 2012, up 11.5% from December 2011. This marked the tenth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 8.5% in December, which represents a 4.4 month supply at the current sales pace. This represents the lowest inventory since May 2005.

The manufacturing sector expanded during much of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded in December, with the PMI increasing to 50.7.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In January 2012, the Fed extended the period it expects to keep rates on hold until at least through late 2014. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves

IV	Western Asset Core Bond Fund

Investment commentary (cont’d)

purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

January 31, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Core Bond Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average effective durationi specified below. The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in debt and fixed-income securities of any maturity, under normal market conditions, the target dollar-weighted average effective duration for the Fund is expected to range within 20% of the average durationii of the domestic bond market as a whole as measured by Western Asset Management Company (“Western Asset”), the Fund’s subadviser. (Generally, this range is three to seven years.)

The Fund presently intends to limit its investments to U.S. dollar-denominated securities and currently anticipates that it will only purchase debt securities that are rated Baa or BBB or above at the time of purchase by one or more nationally recognized statistical rating organizations or unrated securities that we determine to be of comparable quality at the time of purchase. These securities are known as “investment grade securities.” The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards.

In particular, the Fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) overcame several periods of heightened risk aversion and outperformed equal-duration Treasuries over the twelve months ended December 31, 2012. To a great extent, demand for the spread sectors was robust during the first two months of the reporting period. This was due to several factors, including signs that the U.S. economy was gathering momentum and some progress in the European sovereign debt crisis. However, fears that the economy may be experiencing a soft patch and contagion fears from Europe led to flights to quality during portions of March, April and May 2012. The spread sectors then generally rallied over the last seven months of the period as investor sentiment was largely positive.

Short-term U.S. Treasury yields fluctuated in 2012, but ended the year where they began. In contrast, 10-year Treasury yields fell from 1.89% to 1.78% during the twelve months ended December 31, 2012. When the period began, two-year Treasury yields were 0.25%. They moved as low as 0.21% on January 17, 2012 and as high as 0.41% on March 20, 2012. Ten-year Treasury

2	Western Asset Core Bond Fund 2012 Annual Report

Fund overview (cont’d)

yields were 1.89% at the beginning of the period and peaked at 2.39% on March 19, 2012. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then moved higher due to some positive developments in Europe and additional Federal Reserve Board (“Fed”)iii actions to stimulate the economy. When the reporting period ended on December 31, 2012, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.78%. All told, the Barclays U.S. Aggregate Indexiv returned 4.22% for the twelve months ended December 31, 2012.

Performance review

For the twelve months ended December 31, 2012, Class I shares of Western Asset Core Bond Portfolio returned 7.15%. The Fund’s unmanaged benchmark, the Barclays U.S. Aggregate Index, returned 4.22% for the same period. The Lipper Intermediate Investment Grade Debt Funds Category Average1 returned 6.81% over the same time frame.

Performance Snapshot as of December 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Core Bond Fund:
Class A	2.88%	N/A
Class C	2.48%	N/A
Class FI	2.91%	6.82%
Class R	2.70%	N/A
Class I	3.12%	7.15%
Class IS	3.06%	7.23%
Barclays U.S. Aggregate Index	1.80%	4.22%
Lipper Intermediate Investment Grade Debt Funds Category Average[1]	3.20%	6.81%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2012 for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.44%, 0.73%, 1.47%, 1.07%, 1.68% and 1.76%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class IS shares would have been 1.74%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Performance of Class A, Class C and Class R shares for the twelve-month period are not shown because these share classes commenced operations on April 30, 2012. Performance of Class C1 shares is not shown because this share class commenced operations on October 3, 2012.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated October 4, 2012, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 0.85%, 1.60%, 0.75%, 1.15%, 0.52% and 0.45%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 624 funds for the six-month period and among the 596 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Western Asset Core Bond Fund 2012 Annual Report	3

to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. Given the strong performance in the spread sectors, we moved to reduce the Fund’s overall risk exposure in the fall. This included increasing the Fund’s allocation to U.S. Treasuries and paring its exposures to agency debt, Treasury Inflation-Protected Securities (“TIPS”), non-agency mortgage-backed securities (“MBS”) and investment grade and high-yield corporate bonds. We also modestly decreased the Fund’s allocation to agency MBS as we tactically traded among issuers and coupons. Finally, we tactically managed the Fund’s duration and reduced our cash position.

The Fund used U.S. Treasury futures and options, Eurodollar futures and options, and interest rate swaps and swaptions to manage our duration and yield curvev exposure. On a net basis, these strategies detracted from performance. Various credit default swaps and options on credit default swaps were used to manage our exposure to individual non-agency MBS and credit positions, as well as on indices referencing baskets of investment-grade credit, prime residential MBS and commercial mortgage-backed securities (“CMBS”). They were also utilized to manage our exposures within those sectors. The use of these instruments contributed to results during the reporting period. Total return swaps, which were used to gain exposure to indices referencing the interest components of Fannie Mae securities, as well as to manage our exposure to agency pool coupon cash flows, were slightly negative for performance. Finally, total return swaps on CMBS were utilized for relative value trading within the sector. They were slightly additive to results.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our overweight to investment grade corporate bonds, as spreads narrowed given generally strong investor demand. In particular, the portfolio’s investment grade holdings in the Financials sector, such as overweights in Goldman Sachs, Bank of America Corp. and Citigroup, Inc. were beneficial for results.

An overweight to non-agency MBS was also rewarded. The sector was supported by continued signs of improvement in the housing market and positive supply/demand technicals. Elsewhere, an overweight to agency MBS was beneficial for results, as were overweights to government agencies and TIPS, albeit to lesser extents.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was its yield curve positioning. During the reporting period, we positioned the portfolio for a flattening of the curve, with an overweight to longer-term securities. This was a negative for results, as the yield curve steepened over the twelve-month reporting period.

Several individual investment grade bond holdings detracted from results, including our overweights in Humana, Inc., Berkshire Hathaway, Inc., and Heineken BV.

4	Western Asset Core Bond Fund 2012 Annual Report

Fund overview (cont’d)

Thank you for your investment in Western Asset Core Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 22, 2013

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in asset-backed and mortgage-backed securities involve additional risks, including prepayment and extension risks. Non-U.S. investments are subject to currency fluctuations and social, economic and political risks. These risks are magnified in emerging markets. The Fund may use derivatives, such as options, futures and swaps, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 42 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2012 were: Corporate Bonds & Notes (29.9%), U.S. Government & Agency Obligations (25.5%), Mortgage-Backed Securities (23.2%), Collateralized Mortgage Obligations (13.6%) and Asset-Backed Securities (1.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Core Bond Fund 2012 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2012 and December 31, 2011 and does not include derivatives such as futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset Core Bond Fund 2012 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2012 and held for the six months ended December 31, 2012, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.88%	$1,000.00	$1,028.80	0.84%	$4.28	[3]	Class A	5.00%	$1,000.00	$1,020.91	0.84%	$4.27
Class C	2.48	1,000.00	1,024.80	1.47	7.48	[3]	Class C	5.00	1,000.00	1,017.75	1.47	7.46
Class C1[4]	0.17	1,000.00	1,001.70	1.28	3.12	[5]	Class C1	5.00	1,000.00	1,018.70	1.28	6.50
Class FI	2.91	1,000.00	1,029.10	0.75	3.83	[3]	Class FI	5.00	1,000.00	1,021.37	0.75	3.81
Class R	2.70	1,000.00	1,027.00	1.15	5.86	[3]	Class R	5.00	1,000.00	1,019.36	1.15	5.84
Class I	3.12	1,000.00	1,031.20	0.51	2.60	[3]	Class I	5.00	1,000.00	1,022.57	0.51	2.59
Class IS	3.06	1,000.00	1,030.60	0.45	2.30	[3]	Class IS	5.00	1,000.00	1,022.87	0.45	2.29

[1]	For the six months ended December 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

[4]	For the period October 3, 2012 (commencement of operations) to December 31, 2012.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (89), then divided by 366.

Western Asset Core Bond Fund 2012 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class C†	Class C1†	Class FI	Class R†	Class I	Class IS
Twelve Months Ended 12/31/12	N/A	N/A	N/A	6.82%	N/A	7.15%	7.23%
Five Years Ended 12/31/12	N/A	N/A	N/A	7.05	N/A	7.33	N/A
Ten Years Ended 12/31/12	N/A	N/A	N/A	5.68	N/A	5.94	N/A
Inception* through 12/31/12	3.96%	3.43%	0.17%	6.41	3.73%	7.64	9.57

With sales charges[2]	Class A†	Class C†	Class C1†	Class FI	Class R†	Class I	Class IS
Twelve Months Ended 12/31/12	N/A	N/A	N/A	6.82%	N/A	7.15%	7.23%
Five Years Ended 12/31/12	N/A	N/A	N/A	7.05	N/A	7.33	N/A
Ten Years Ended 12/31/12	N/A	N/A	N/A	5.68	N/A	5.94	N/A
Inception* through 12/31/12	-0.49%	2.43%	-0.82%	6.41	3.73%	7.64	9.57

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/12)	3.96%
Class C (Inception date of 4/30/12 through 12/31/12)	3.43
Class C1 (Inception date of 10/3/12 through 12/31/12)	0.17
Class FI (12/31/02 through 12/31/12)	73.68
Class R (Inception date of 4/30/12 through 12/31/12)	3.73
Class I (12/31/02 through 12/31/12)	78.09
Class IS (Inception date of 8/29/08 through 12/31/12)	48.70

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, FI, R, I and IS shares are April 30, 2012, April 30, 2012, October 3, 2012, July 22, 1999, April 30, 2012, September 4, 1990 and August 29, 2008, respectively.

8	Western Asset Core Bond Fund 2012 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class IS Shares of Western Asset Core Bond Fund vs. Barclays U.S. Aggregate Index† — August 29, 2008 - December 2012

Value of $1,000,000 invested in

Class I Shares of Western Asset Core Bond Fund vs. Barclays U.S. Aggregate Index† — December 2002 - December 2012

Western Asset Core Bond Fund 2012 Annual Report	9

Value of $1,000,000 invested in

Class FI Shares of Western Asset Core Bond Fund vs. Barclays U.S. Aggregate Index† — December 2002 - December 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS, I and FI shares of Western Asset Core Bond Fund on August 29, 2008 (commencement of operations), December 31, 2002 and December 31, 2002, respectively, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2012. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays U.S. Aggregate Index. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgate- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class IS, I and FI shares’ performance indicated on these charts, depending on whether greater or lower sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Core Bond Fund 2012 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BAI	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAC	— Western Asset Core Bond Fund

Western Asset Core Bond Fund 2012 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BAI	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAC	— Western Asset Core Bond Fund

12	Western Asset Core Bond Fund 2012 Annual Report

Schedule of investments

December 31, 2012

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 29.9%
Consumer Discretionary — 2.5%
Automobiles — 0.6%
Daimler Finance NA LLC, Senior Notes	1.300%	7/31/15	$3,020,000	$3,037,531	(a)
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	4,390,000	4,561,263	(a)
Ford Motor Credit Co., LLC, Senior Notes	5.000%	5/15/18	2,620,000	2,891,002
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	5,810,000	6,765,966
Ford Motor Credit Co., LLC, Senior Notes	4.250%	9/20/22	710,000	750,743
Hyundai Capital America, Senior Notes	2.125%	10/2/17	1,310,000	1,319,380	(a)
Total Automobiles				19,325,885
Hotels, Restaurants & Leisure — 0.1%
Marriott International Inc.	5.810%	11/10/15	4,400,000	4,894,754
Media — 1.3%
CBS Corp.	7.625%	1/15/16	2,750,000	3,237,220
Comcast Corp., Notes	6.500%	1/15/15	470,000	523,711
Comcast Corp., Notes	5.875%	2/15/18	900,000	1,084,546
Comcast Corp., Notes	6.450%	3/15/37	105,000	134,735
Comcast Corp., Senior Notes	6.500%	1/15/17	1,590,000	1,917,608
Comcast Corp., Senior Notes	6.300%	11/15/17	3,120,000	3,827,507
Comcast Corp., Senior Notes	5.650%	6/15/35	3,380,000	3,965,869
Comcast Corp., Senior Notes	6.950%	8/15/37	320,000	433,941
Comcast Corp., Senior Notes	6.400%	3/1/40	910,000	1,178,744
News America Inc., Senior Notes	4.500%	2/15/21	90,000	102,820
News America Inc., Senior Notes	6.200%	12/15/34	40,000	48,446
News America Inc., Senior Notes	6.650%	11/15/37	730,000	943,301
Time Warner Cable Inc., Debentures	7.300%	7/1/38	300,000	398,605
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	5,590,000	5,743,440
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	3,510,000	4,735,552
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	2,030,000	2,701,396
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	1,420,000	1,801,091
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	3,930,000	4,579,220
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	230,000	255,913
Time Warner Inc., Senior Notes	4.750%	3/29/21	2,510,000	2,884,520
Time Warner Inc., Senior Notes	6.100%	7/15/40	220,000	266,358
Time Warner Inc., Senior Notes	6.250%	3/29/41	340,000	419,800
Virgin Media Secured Finance PLC, Senior Secured Notes	6.500%	1/15/18	270,000	290,587
WPP Finance UK, Senior Notes	8.000%	9/15/14	1,060,000	1,172,190
Total Media				42,647,120

See Notes to Financial Statements.

Western Asset Core Bond Fund 2012 Annual Report	13

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Multiline Retail — 0.1%
Target Corp.	4.000%	6/15/13	$4,445,000	$4,513,795
Specialty Retail — 0.4%
Autozone Inc.	6.950%	6/15/16	5,620,000	6,612,324
Home Depot Inc.	5.250%	12/16/13	2,740,000	2,866,755
Home Depot Inc.	5.400%	3/1/16	4,250,000	4,855,268
Total Specialty Retail				14,334,347
Total Consumer Discretionary				85,715,901
Consumer Staples — 2.9%
Beverages — 1.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	5,140,000	6,255,555
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	2,130,000	2,548,907
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	3,930,000	3,954,602
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	960,000	1,130,172
Diageo Finance BV	3.250%	1/15/15	4,070,000	4,274,847
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	3,610,000	3,726,513
Heineken NV, Senior Notes	1.400%	10/1/17	1,560,000	1,555,290	(a)
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	460,000	485,640
PepsiCo Inc., Senior Notes	0.700%	8/13/15	5,230,000	5,236,674
PepsiCo Inc., Senior Notes	7.900%	11/1/18	98,000	132,246
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	6,890,000	7,620,182	(a)
Total Beverages				36,920,628
Food & Staples Retailing — 0.6%
CVS Caremark Corp., Senior Notes	2.750%	12/1/22	210,000	210,781
CVS Pass-Through Trust	6.117%	1/10/13	2,247,154	2,247,154	(a)
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	8,943,176	10,456,987
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	621,028	781,719
Safeway Inc., Senior Notes	3.950%	8/15/20	300,000	300,068
Safeway Inc., Senior Notes	4.750%	12/1/21	2,260,000	2,328,467
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	420,000	514,519
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	3,170,000	4,307,554
Total Food & Staples Retailing				21,147,249
Food Products — 0.4%
Cadbury Schweppes US Finance LLC	5.125%	10/1/13	220,000	226,408	(a)
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	3,948,000	4,740,399	(a)
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	3,940,000	4,205,426	(a)
Mondelez International Inc., Senior Notes	5.375%	2/10/20	3,592,000	4,336,482
Total Food Products				13,508,715

See Notes to Financial Statements.

14	Western Asset Core Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — 0.8%
Altria Group Inc., Senior Notes	9.250%	8/6/19	$3,590,000	$4,994,200
Altria Group Inc., Senior Notes	4.750%	5/5/21	4,830,000	5,473,713
Altria Group Inc., Senior Notes	2.850%	8/9/22	4,020,000	3,977,907
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	4,140,000	4,305,716
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	3,160,000	3,174,520
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	2,370,000	2,575,557
Reynolds American Inc., Senior Notes	7.750%	6/1/18	80,000	102,644
Reynolds American Inc., Senior Notes	3.250%	11/1/22	1,620,000	1,627,282
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	220,000	263,211
Total Tobacco				26,494,750
Total Consumer Staples				98,071,342
Energy — 3.9%
Energy Equipment & Services — 0.2%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	500,000	662,375
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	3,520,000	4,236,697
Transocean Inc., Senior Notes	5.250%	3/15/13	810,000	817,113
Total Energy Equipment & Services				5,716,185
Oil, Gas & Consumable Fuels — 3.7%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	433,000	498,440
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	9,000,000	10,750,455
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	160,000	215,915
Apache Corp., Senior Notes	3.250%	4/15/22	2,030,000	2,151,406
Apache Corp., Senior Notes	5.100%	9/1/40	3,810,000	4,330,983
Apache Corp., Senior Notes	4.750%	4/15/43	590,000	642,278
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	660,000	686,801
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	210,000	223,724
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	6,060,000	6,432,981
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	390,000	421,431
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	3,480,000	3,666,204
Conoco Funding Co.	7.250%	10/15/31	350,000	515,652
ConocoPhillips, Notes	6.500%	2/1/39	40,000	56,726
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	2,650,000	3,694,558
Devon Energy Corp., Senior Notes	3.250%	5/15/22	1,910,000	1,993,450
Devon Energy Corp., Senior Notes	5.600%	7/15/41	5,030,000	5,974,870
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	3,350,000	4,759,519
Enterprise Products Operating LLC, Senior Notes	5.250%	1/31/20	60,000	71,297
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	260,000	314,104
Enterprise Products Operating LLC, Senior Notes	5.950%	2/1/41	580,000	700,217

See Notes to Financial Statements.

Western Asset Core Bond Fund 2012 Annual Report	15

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	$4,030,000	$4,719,775
Hess Corp., Notes	8.125%	2/15/19	480,000	631,731
Hess Corp., Notes	7.875%	10/1/29	1,850,000	2,572,229
Hess Corp., Notes	7.300%	8/15/31	2,020,000	2,720,401
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,940,000	2,457,877
Kerr-McGee Corp., Notes	7.875%	9/15/31	640,000	850,127
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	3,215,000	3,336,553
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	60,000	70,080
Kinder Morgan Energy Partners LP, Senior Notes	6.850%	2/15/20	200,000	251,987
Noble Energy Inc., Senior Notes	4.150%	12/15/21	5,520,000	6,093,749
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	6,880,000	7,318,160
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	330,000	336,723
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	13,833,000	17,567,910
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	2,380,000	2,510,907
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	2,800,000	3,164,392
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	2,723,000	3,099,743
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	8,140,000	9,164,175
Shell International Finance BV, Senior Notes	4.375%	3/25/20	4,200,000	4,871,790
Sinopec Group Overseas Development 2012 Ltd., Senior Notes	2.750%	5/17/17	2,190,000	2,270,894	(a)
Williams Cos. Inc., Debentures	7.500%	1/15/31	2,633,000	3,291,850
Williams Cos. Inc., Notes	7.875%	9/1/21	127,000	163,620
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	26,000	33,173
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	1,223,000	1,695,241
Total Oil, Gas & Consumable Fuels				127,294,098
Total Energy				133,010,283
Financials — 11.5%
Capital Markets — 1.8%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	730,000	876,729
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	700,000	546,756	(b)
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	210,000	214,404
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	130,000	134,552
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	2,240,000	2,383,915
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	6,340,000	7,265,830
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	380,000	451,521
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	910,000	1,037,378
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	320,000	378,308
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	6,800,000	8,343,063

See Notes to Financial Statements.

16	Western Asset Core Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Goldman Sachs Group Inc., Subordinated Notes	5.625%	1/15/17	$8,585,000	$9,419,265
Lehman Brothers Holdings Capital Trust VII	5.857%	2/11/13	1,430,000	0	(b)(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	13,380,000	0	(c)(d)(e)(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	31,220,000	0	(c)(d)(e)(f)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	1,090,000	1,313,945
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	3,010,000	3,285,565
Morgan Stanley, Medium-Term Notes	0.775%	10/18/16	3,670,000	3,488,830	(b)
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	970,000	1,075,376
Morgan Stanley, Senior Notes	4.750%	3/22/17	560,000	610,938
Morgan Stanley, Senior Notes	5.500%	7/24/20	2,270,000	2,553,773
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	2,290,000	2,371,238
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	4,470,000	5,063,129
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	3,310,000	3,260,039	(a)
UBS AG, Senior Notes	2.250%	1/28/14	3,060,000	3,104,186
UBS AG Stamford CT, Medium-Term Notes	5.750%	4/25/18	940,000	1,115,914
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	1,750,000	1,888,374
Total Capital Markets				60,183,028
Commercial Banks — 3.5%
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	2,490,000	2,537,111	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	2,140,000	2,261,312	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	1,710,000	1,891,923	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	100,000	136,142	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	5,070,000	5,074,527
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	7,390,000	7,577,093
BNP Paribas SA, Senior Notes	2.375%	9/14/17	3,640,000	3,692,223
Canadian Imperial Bank of Commerce, Senior Secured	2.000%	2/4/13	11,220,000	11,235,708	(a)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	4,190,000	4,404,947	(a)
Commonwealth Bank of Australia, Senior Notes	1.250%	9/18/15	5,840,000	5,903,808
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	160,000	185,936	(a)
Credit Agricole SA, Senior Notes	2.625%	1/21/14	310,000	314,041	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	8,600,000	9,116,000	(a)(b)(g)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,130,000	2,131,257	(a)
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	110,497	(a)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	1,900,000	1,928,538

See Notes to Financial Statements.

Western Asset Core Bond Fund 2012 Annual Report	17

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Nordea Bank AB, Senior Notes	3.700%	11/13/14	$250,000	$262,437	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	5,860,000	6,286,432	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	5,428,000	7,341,370	(a)(b)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	1,500,000	1,350,000	(b)(g)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	700,000	716,387
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	4,220,000	4,986,521
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	5,100,000	5,123,154	(a)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	100,000	100,569	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	4,230,000	4,455,243	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	400,000	426,485	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/11/13	9,080,000	9,034,600	(b)(g)
Wachovia Corp., Medium-Term Notes	5.500%	5/1/13	620,000	630,307
Wachovia Corp., Senior Notes	5.750%	6/15/17	9,770,000	11,571,256
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	2,410,000	2,605,461
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	1,330,000	1,375,050
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	1,610,000	1,612,640
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	600,000	690,145
Wells Fargo Bank NA, Subordinated Notes	5.950%	8/26/36	640,000	807,505
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	2,000,000	2,040,000
Total Commercial Banks				119,916,625
Consumer Finance — 1.4%
American Express Co., Senior Notes	2.650%	12/2/22	4,600,000	4,581,683	(a)
American Express Co., Subordinated Debentures	6.800%	9/1/66	4,720,000	5,068,100	(b)
American Express Credit Corp., Medium-Term Notes	5.875%	5/2/13	140,000	142,528
American Express Credit Corp., Senior Notes	5.125%	8/25/14	3,510,000	3,760,414
American Honda Finance Corp., Notes	1.000%	8/11/15	4,990,000	5,018,129	(a)
Capital One Financial Corp.	6.150%	9/1/16	2,770,000	3,168,935
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	8,440,000	10,012,971
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	10,225,000	9,483,687
SLM Corp., Senior Notes	3.875%	9/10/15	2,690,000	2,765,220
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	5,520,000	5,559,264
Total Consumer Finance				49,560,931
Diversified Financial Services — 3.7%
Bank of America Corp., Senior Notes	6.500%	8/1/16	1,030,000	1,189,402
Bank of America Corp., Senior Notes	3.875%	3/22/17	1,150,000	1,247,199

See Notes to Financial Statements.

18	Western Asset Core Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
Bank of America Corp., Senior Notes	5.750%	12/1/17	$540,000	$629,421
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	200,000	235,977
Citigroup Inc., Notes	6.500%	8/19/13	410,000	424,185
Citigroup Inc., Senior Notes	6.000%	12/13/13	9,590,000	10,049,006
Citigroup Inc., Senior Notes	6.375%	8/12/14	1,320,000	1,426,458
Citigroup Inc., Senior Notes	5.500%	10/15/14	960,000	1,029,927
Citigroup Inc., Senior Notes	6.010%	1/15/15	7,090,000	7,747,349
Citigroup Inc., Senior Notes	6.000%	8/15/17	3,540,000	4,170,637
Citigroup Inc., Senior Notes	5.875%	5/29/37	9,500,000	11,432,063
Citigroup Inc., Senior Notes	6.875%	3/5/38	570,000	750,381
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	920,000	967,921
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	2,000,000	2,179,754
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	3,230,000	3,283,599
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	4,640,000	5,178,453
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	4,730,000	5,365,220
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	640,000	869,951
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	16,410,000	17,312,550	(b)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	4,180,000	3,573,900	(a)(b)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	1,470,000	1,569,225	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	5,260,000	5,904,350	(a)
JPMorgan Chase & Co., Senior Notes	1.100%	10/15/15	8,050,000	8,049,751
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	7,599,000	8,451,053
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	600,000	670,942
JPMorgan Chase & Co., Subordinated Notes	5.750%	1/2/13	3,770,000	3,770,000
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	170,000	180,803
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	160,000	175,864
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	5,285,000	6,174,349
MassMutual Global Funding II, Senior Secured Notes	5.250%	7/31/18	4,040,000	4,661,093	(a)
Patrons’ Legacy	5.775%	5/23/20	5,605,879	5,461,808	(a)(d)
Private Export Funding Corp.	3.550%	4/15/13	730,000	737,160
Total Diversified Financial Services				124,869,751
Insurance — 0.8%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	7,770,000	8,294,475
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	100,000	118,220

See Notes to Financial Statements.

Western Asset Core Bond Fund 2012 Annual Report	19

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
American International Group Inc., Senior Notes	3.750%	11/30/13	$1,800,000	$1,846,474	(a)
ASIF Global Financing XIX	4.900%	1/17/13	1,230,000	1,231,737	(a)
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	90,000	94,750
Chubb Corp., Senior Notes	5.750%	5/15/18	645,000	792,708
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	9,047,000	9,673,288
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	3,120,000	4,231,578	(a)
Willis North America Inc., Senior Notes	5.625%	7/15/15	130,000	142,030
Total Insurance				26,425,260
Thrifts & Mortgage Finance — 0.3%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	10,120,000	11,108,795
Total Financials				392,064,390
Health Care — 1.8%
Biotechnology — 0.1%
Amgen Inc., Senior Notes	3.875%	11/15/21	3,000,000	3,294,552
Health Care Equipment & Supplies — 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	2,730,000	3,171,195
Medtronic Inc., Senior Notes	3.125%	3/15/22	40,000	42,469
Total Health Care Equipment & Supplies				3,213,664
Health Care Providers & Services — 0.6%
AmerisourceBergen Corp.	5.875%	9/15/15	3,050,000	3,453,719
Humana Inc., Senior Notes	3.150%	12/1/22	1,370,000	1,362,368
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	1,790,000	1,983,623
UnitedHealth Group Inc., Senior Notes	5.800%	3/15/36	720,000	868,656
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	1,960,000	2,375,453
WellPoint Inc., Notes	5.875%	6/15/17	940,000	1,115,670
WellPoint Inc., Notes	7.000%	2/15/19	2,970,000	3,695,743
WellPoint Inc., Senior Notes	6.000%	2/15/14	520,000	550,350
WellPoint Inc., Senior Notes	1.250%	9/10/15	1,140,000	1,149,015
WellPoint Inc., Senior Notes	3.700%	8/15/21	210,000	220,870
WellPoint Inc., Senior Notes	3.125%	5/15/22	2,270,000	2,293,710
Total Health Care Providers & Services				19,069,177
Life Sciences Tools & Services — 0.0%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	1,320,000	1,403,860
Pharmaceuticals — 1.0%
AbbVie Inc., Senior Notes	1.750%	11/6/17	5,850,000	5,913,630	(a)
AbbVie Inc., Senior Notes	2.900%	11/6/22	3,570,000	3,635,617	(a)
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	9,090,000	9,718,710	(a)

See Notes to Financial Statements.

20	Western Asset Core Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — continued
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	$3,870,000	$4,019,583
Pfizer Inc., Senior Notes	6.200%	3/15/19	460,000	581,429
Pfizer Inc., Senior Notes	7.200%	3/15/39	2,310,000	3,541,620
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	3,360,000	4,182,505	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	100,000	107,023
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	490,000	524,414
Wyeth, Notes	5.950%	4/1/37	2,120,000	2,828,008
Total Pharmaceuticals				35,052,539
Total Health Care				62,033,792
Industrials — 2.0%
Aerospace & Defense — 0.4%
Boeing Co., Senior Notes	6.000%	3/15/19	250,000	311,397
Boeing Co., Senior Notes	4.875%	2/15/20	5,180,000	6,240,947
Raytheon Co., Senior Notes	3.125%	10/15/20	1,420,000	1,510,738
United Technologies Corp., Senior Notes	3.100%	6/1/22	3,730,000	3,950,025
Total Aerospace & Defense				12,013,107
Air Freight & Logistics — 0.1%
United Parcel Service Inc., Senior Notes	3.125%	1/15/21	4,720,000	5,077,351
Airlines — 0.7%
Air 2 US, Notes	8.027%	10/1/19	4,580,651	4,718,070	(a)
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	1,871,245	2,034,980
Continental Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	545,351	572,618	(d)
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	2,520,409	2,740,944
Continental Airlines Inc., Senior Secured Notes	6.648%	9/15/17	247,851	265,498
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	212,909	237,649
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	3,537,295	3,837,965
Southwest Airlines Co., Notes	5.125%	3/1/17	2,640,000	2,921,421
United Air Lines Inc., Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	127,573	147,666
US Airways Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	5,411,097	5,654,596
Total Airlines				23,131,407
Building Products — 0.2%
Masco Corp.	7.125%	8/15/13	3,320,000	3,415,998
Masco Corp.	6.125%	10/3/16	4,120,000	4,550,713
Total Building Products				7,966,711
Commercial Services & Supplies — 0.1%
Waste Management Inc.	5.000%	3/15/14	3,440,000	3,610,844

See Notes to Financial Statements.

Western Asset Core Bond Fund 2012 Annual Report	21

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Services & Supplies — continued
Waste Management Inc., Senior Notes	7.375%	5/15/29	$340,000	$448,859
Total Commercial Services & Supplies				4,059,703
Electrical Equipment — 0.3%
Eaton Corp., Senior Notes	1.500%	11/2/17	2,060,000	2,064,209	(a)
Eaton Corp., Senior Notes	2.750%	11/2/22	6,050,000	6,031,330	(a)
Eaton Corp., Senior Notes	4.150%	11/2/42	2,150,000	2,174,301	(a)
Total Electrical Equipment				10,269,840
Industrial Conglomerates — 0.1%
General Electric Co., Senior Notes	0.850%	10/9/15	2,230,000	2,237,861
United Technologies Corp., Senior Notes	5.400%	5/1/35	20,000	24,772
Total Industrial Conglomerates				2,262,633
Machinery — 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	2,610,000	2,686,262
Total Industrials				67,467,014
Information Technology — 0.2%
Software — 0.2%
Oracle Corp., Senior Notes	1.200%	10/15/17	5,270,000	5,285,641
Materials — 2.3%
Chemicals — 0.1%
Ecolab Inc., Senior Notes	4.350%	12/8/21	1,170,000	1,305,932
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	770,000	885,140
PPG Industries Inc., Senior Notes	6.650%	3/15/18	310,000	384,897
Total Chemicals				2,575,969
Metals & Mining — 2.1%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	210,000	261,287
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	1,710,000	1,810,079
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	5,170,000	5,669,618
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	550,000	701,415
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	7,980,000	8,588,499
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	3,600,000	3,623,339
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	1,260,000	1,252,189
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	600,000	595,898
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	7,350,000	7,289,554
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	2,170,000	2,708,425
Rio Tinto Finance USA Ltd., Senior Notes	1.875%	11/2/15	60,000	61,578
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	2,570,000	2,682,903
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	6,240,000	6,614,506
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	970,000	1,071,800

See Notes to Financial Statements.

22	Western Asset Core Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	$340,000	$363,562
Southern Copper Corp., Senior Notes	5.250%	11/8/42	7,470,000	7,476,185
Vale Overseas Ltd., Notes	8.250%	1/17/34	975,000	1,333,413
Vale Overseas Ltd., Notes	6.875%	11/21/36	5,379,000	6,667,701
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	7,986,000	8,525,111
Xstrata Finance Canada Ltd., Senior Notes	1.800%	10/23/15	3,890,000	3,911,123	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.450%	10/25/17	3,480,000	3,513,735	(a)
Total Metals & Mining				74,721,920
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	2,220,000	2,328,574
Total Materials				79,626,463
Telecommunication Services — 1.9%
Diversified Telecommunication Services — 1.7%
AT&T Inc., Global Notes	5.500%	2/1/18	6,180,000	7,362,178
AT&T Inc., Global Notes	5.600%	5/15/18	250,000	301,569
AT&T Inc., Global Notes	6.550%	2/15/39	2,160,000	2,838,484
AT&T Inc., Senior Notes	3.875%	8/15/21	1,180,000	1,315,119
AT&T Inc., Senior Notes	2.625%	12/1/22	2,640,000	2,644,343
AT&T Inc., Senior Notes	5.550%	8/15/41	2,789,000	3,347,146
AT&T Inc., Senior Notes	4.300%	12/15/42	6,000	6,026	(a)
AT&T Inc., Senior Notes	4.350%	6/15/45	370,000	371,664	(a)
BellSouth Corp.	5.200%	9/15/14	4,270,000	4,586,475
BellSouth Corp., Notes	6.875%	10/15/31	20,000	24,886
CenturyTel Inc.	6.000%	4/1/17	4,120,000	4,562,826
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	5,015,000	5,714,166
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	200,000	263,943
SBC Communications Inc., Notes	5.100%	9/15/14	4,920,000	5,285,059
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	530,000	579,025
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	930,000	977,662
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	4,708,000	5,788,896
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	2,165,000	3,006,038
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	9,560,000	9,563,193
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	90,000	117,466
Verizon Global Funding Corp., Notes	7.750%	12/1/30	230,000	336,740
Total Diversified Telecommunication Services				58,992,904
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,910,000	3,483,986

See Notes to Financial Statements.

Western Asset Core Bond Fund 2012 Annual Report	23

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Wireless Telecommunication Services — continued
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	$2,080,000	$2,420,021
Total Wireless Telecommunication Services				5,904,007
Total Telecommunication Services				64,896,911
Utilities — 0.9%
Electric Utilities — 0.7%
Duke Energy Corp., Senior Notes	3.550%	9/15/21	970,000	1,022,271
Exelon Corp., Bonds	5.625%	6/15/35	515,000	574,955
FirstEnergy Corp., Notes	7.375%	11/15/31	8,155,000	10,532,876
MidAmerican Energy Holdings Co., Senior Bonds	6.500%	9/15/37	700,000	929,753
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,430,000	1,842,416
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	260,000	353,998
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	5,670,000	7,014,578
Progress Energy Inc., Senior Notes	3.150%	4/1/22	1,360,000	1,376,764
Total Electric Utilities				23,647,611
Gas Utilities — 0.2%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	30,000	35,251	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	5,390,000	7,685,773
Total Gas Utilities				7,721,024
Total Utilities				31,368,635
Total Corporate Bonds & Notes (Cost — $972,887,391)				1,019,540,372
Asset-Backed Securities — 1.7%
ACE Securities Corp., 2006-SL3 A1	0.310%	6/25/36	183,002	32,554	(b)
Ameriquest Mortgage Securities Inc., 2004-R2 A1A	0.555%	4/25/34	228,821	219,657	(b)
Amortizing Residential Collateral Trust, 2002-BC1M A	0.490%	1/1/32	1,151,632	876,050	(b)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.245%	7/25/32	1,470,743	1,219,293	(b)
Argent Securities Inc., 2006-W4 A2B	0.320%	5/25/36	137,624	45,065	(b)
Avis Budget Rental Car Funding AESOP II LLC, 2010-5A A	3.150%	3/20/17	2,140,000	2,263,262	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	1,975,000	2,082,665	(a)
Bayview Financial Acquisition Trust, 2004-C A1	0.840%	5/28/44	58,865	58,002	(b)
Bayview Financial Acquisition Trust, 2005-B M1	0.660%	4/28/39	610,000	588,957	(b)
Bear Stearns Asset Backed Securities Trust, 2004-HE10 M1	1.185%	12/25/34	4,792,645	4,145,087	(b)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3	0.780%	9/25/34	142,859	138,843	(b)
Bear Stearns Asset-Backed Securities Trust, 2005-SD2 2A1	0.540%	12/25/44	238,209	234,305	(b)
Brazos Student Loan Finance Corp., 2009-1 AS	2.815%	12/27/39	5,900,000	6,233,551	(b)

See Notes to Financial Statements.

24	Western Asset Core Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
CDC Mortgage Capital Trust, 2002-HE1 A	0.830%	1/25/33	$302,007	$258,383	(b)
CIT Group Home Equity Loan Trust, 2002-1 AV	0.790%	3/25/33	2,161	2,154	(b)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.830%	9/25/33	345,395	318,139	(b)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.550%	12/25/36	854,590	433,928	(a)(b)
Credit-Based Asset Servicing and Securitization LLC, 1999-3 A	6.614%	2/3/29	26,726	18,646	(a)(b)
Credit-Based Asset Servicing and Securitization LLC, 2006-MH1 M1	5.936%	10/25/36	3,715,000	3,623,871	(a)
EFS Volunteer No. 2 LLC, 2012-1 A2	1.557%	3/25/36	3,100,000	3,208,670	(a)(b)
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/26	135,618	10,669	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.712%	2/20/32	1,600,000	1,362,994	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.709%	3/13/32	2,350,000	1,969,758	(b)
GSAMP Trust, 2006-S4 A1	0.300%	5/25/36	1,380,495	216,272	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	4,510,000	4,905,383	(a)
JPMorgan Mortgage Acquisition Corp., 2006-FRE1 A3	0.400%	5/25/35	316,849	297,085	(b)
Keycorp Student Loan Trust, 2003-A 1A2	0.575%	10/25/32	376,789	347,547	(b)
Long Beach Mortgage Loan Trust, 2000-1 AV1	0.731%	1/21/31	106,655	91,605	(b)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.370%	10/25/36	2,734,632	1,246,787	(b)
Morgan Stanley Mortgage Loan Trust, 2006-17XS A1	0.330%	10/25/46	77,366	34,504	(b)
Morgan Stanley Mortgage Loan Trust, 2007-3XS 2A1B	0.380%	1/25/47	1,310,452	216,922	(b)
Nelnet Student Loan Trust, 2004-4 A5	0.475%	1/25/37	190,758	181,326	(b)
North Carolina State Education Assistance Authority, 2012-1 A	1.008%	7/25/39	572,471	578,075	(b)
Pennsylvania Higher Education Assistance Agency, 2005-1 B1	2.400%	4/25/45	800,000	720,000	(b)
Provident Bank Home Equity Loan Trust, 1999-3 A3	0.990%	1/25/31	398,051	233,362	(b)
RAAC Series, 2007-RP2 A	0.560%	2/25/46	626,483	474,005	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.890%	3/25/33	94,081	78,855	(b)
Residential Asset Securities Corp., 2001-KS2 AII	0.670%	6/25/31	202,224	156,479	(b)
Residential Asset Securities Corp., 2001-KS3 AII	0.670%	9/25/31	73,571	68,202	(b)
SACO I Trust, 2005-08 A1	0.770%	11/25/35	298,390	288,079	(b)
SACO I Trust, 2005-10 1A	0.730%	6/25/36	1,508,603	1,293,174	(b)
Saxon Asset Securities Trust, 2005-1 M1	0.900%	5/25/35	289,362	266,067	(b)
SLM Student Loan Trust, 2005-4 A3	0.435%	1/25/27	600,000	586,553	(b)
SLM Student Loan Trust, 2006-5 A5	0.425%	1/25/27	6,030,000	5,852,621	(b)
SLM Student Loan Trust, 2011-A A3	2.709%	1/15/43	3,125,000	3,258,397	(a)(b)
SLM Student Loan Trust, 2012-6 A3	0.960%	5/26/26	1,000,000	1,010,248	(b)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	2,746,060	2,721,576

See Notes to Financial Statements.

Western Asset Core Bond Fund 2012 Annual Report	25

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	$1,914,700	$1,926,783
Total Asset-Backed Securities (Cost — $57,623,408)				56,394,410
Collateralized Mortgage Obligations — 13.6%
American Home Mortgage Assets, 2006-4 1A12	0.420%	10/25/46	1,560,232	976,417	(b)
Banc of America Commercial Mortgage Inc., 2006-1 AM	5.421%	9/10/45	1,179,000	1,287,513	(b)
Banc of America Commercial Mortgage Inc., 2006-5 A4	5.414%	9/10/47	500,000	568,700
Banc of America Commercial Mortgage Inc., 2008-1 A4	6.205%	2/10/51	110,000	133,372	(b)
Banc of America Funding Corp., 2005-E 8A1	2.468%	6/20/35	140,439	84,472	(b)
Banc of America Funding Corp., 2006-H 1A1	2.724%	9/20/46	671,792	509,982	(b)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.306%	12/25/34	159,619	157,085	(b)
Banc of America Mortgage Securities Inc., 2005-A 4A1	5.061%	2/25/35	46,855	46,118	(b)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	5.243%	11/25/34	7,914,098	7,924,798	(b)
Bear Stearns Commercial Mortgage Securities, 2007-PW17 A4	5.694%	6/11/50	310,000	366,334	(b)
Bear Stearns Mortgage Funding Trust, 2007-AR5 1A1A	0.380%	6/25/47	5,478,834	3,884,521	(b)
CD Commercial Mortgage Trust, 2006-CD2 AM	5.351%	1/15/46	700,000	764,670	(b)
Citigroup Commercial Mortgage Trust, 2007-C6 AM	5.702%	12/10/49	420,000	476,283	(b)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.610%	5/25/35	574,605	566,120	(a)(b)
Citigroup/Deutsche Bank Commercial Mortgage Trust, 2007-CD4 A4	5.322%	12/11/49	280,000	321,191
Countrywide Alternative Loan Trust, 2004-J9 3A4	0.600%	10/25/34	87,394	86,286	(b)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.470%	7/25/35	5,806,432	4,213,147	(b)
Countrywide Alternative Loan Trust, 2006-0A06 1A2	0.420%	7/25/46	1,183,948	882,552	(b)
Countrywide Alternative Loan Trust, 2006-0A08 1A1	0.400%	7/25/46	1,700,098	1,149,494	(b)
Countrywide Alternative Loan Trust, 2006-0A10 4A1	0.400%	8/25/46	659,213	422,717	(b)
Countrywide Home Loans, 2005-09 2A1	0.430%	5/25/35	4,113,282	2,852,080	(b)
Countrywide Home Loans, 2005-11 3A3	2.733%	4/25/35	106,733	59,372	(b)
Countrywide Home Loans, 2005-11 6A1	0.510%	3/25/35	74,256	57,157	(b)
Countrywide Home Loans, 2005-R3 AF	0.610%	9/25/35	1,613,795	1,354,826	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.510%	5/25/35	6,096,444	4,842,284	(b)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.409%	2/15/39	625,000	705,186	(b)
Credit Suisse Mortgage Capital Certificates, 2006-C5 A3	5.311%	12/15/39	1,380,000	1,566,831
Credit Suisse Mortgage Capital Certificates, 2007-C1 A3	5.383%	2/15/40	310,000	344,054
Credit Suisse Mortgage Capital Certificates, 2007-C4 A3	5.762%	9/15/39	290,000	301,610	(b)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.660%	6/25/34	838,321	750,675	(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR6 2A1A	0.500%	10/19/45	2,268,021	1,862,006	(b)

See Notes to Financial Statements.

26	Western Asset Core Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.759%	2/25/48	$400,373	$401,175	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC)	9.300%	4/15/19	32,531	35,836
Federal Home Loan Mortgage Corp. (FHLMC), 170 B, IO	10.000%	3/1/21	20,011	3,401
Federal Home Loan Mortgage Corp. (FHLMC), 2957 ZA, PAC	5.000%	3/15/35	7,329,995	8,342,370
Federal Home Loan Mortgage Corp. (FHLMC), 3242 SC, IO	6.081%	11/15/36	1,833,909	313,268	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3256 S, IO	6.481%	12/15/36	2,015,068	363,111	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.291%	7/15/37	2,450,759	459,907	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3368 AI, IO	5.821%	9/15/37	3,316,952	551,102	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO	6.021%	1/15/40	1,741,029	253,282	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3631 SJ, IO	6.031%	2/15/40	3,194,922	517,982	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3639 EY	5.000%	2/15/30	3,100,000	3,523,249
Federal Home Loan Mortgage Corp. (FHLMC), 3788 IC, IO	6.000%	1/15/41	7,966,608	1,236,939
Federal Home Loan Mortgage Corp. (FHLMC), 3806 CZ	5.500%	7/15/34	8,226,986	9,645,360
Federal Home Loan Mortgage Corp. (FHLMC), 3997 SK, IO, PAC-1	6.391%	11/15/41	5,445,069	1,246,785	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4054 SA, IO	5.841%	8/15/39	4,647,820	595,067	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4057 BS, IO	5.841%	9/15/39	3,886,165	919,642	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4057 SA, IO	5.841%	4/15/39	13,000,767	2,819,051	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4063 S, IO	5.741%	6/15/42	1,058,183	253,935	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4068 DS, IO	5.791%	6/15/42	4,230,748	1,142,707	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4068 TS, IO	5.791%	6/15/42	3,715,365	872,092	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4073 SB, IO	5.791%	7/15/42	5,028,946	1,308,606	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	6,114,126	716,698
Federal Home Loan Mortgage Corp. (FHLMC), 4102 MS, IO	6.391%	9/15/42	5,225,727	1,589,010	(b)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2012 Annual Report	27

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), 4114 SC, IO	5.891%	10/15/42	$3,483,663	$921,111	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4119 IN, IO	3.500%	10/15/32	2,981,525	568,402
Federal Home Loan Mortgage Corp. (FHLMC), 4120 SV, IO	5.941%	10/15/42	2,489,455	705,688	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SG, IO	5.941%	11/15/42	3,793,982	1,136,784	(b)
Federal Home Loan Mortgage Corp. (FHLMC), PO	0.000%	7/15/22	4,141	3,907
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	11,566,807	13,317,050
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.675%	7/25/21	14,080,705	1,586,135	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K006 AX1, IO	1.051%	1/25/20	22,822,902	1,358,693	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.229%	4/25/20	36,583,092	2,454,689	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.675%	6/25/20	39,793,242	3,742,833	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K014 X1, IO	1.271%	4/25/21	29,150,907	2,445,732	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.582%	10/25/21	8,907,757	971,542	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.456%	12/25/21	6,785,127	675,032	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K021 X1, IO	1.515%	6/25/22	8,846,203	983,406	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.090%	5/25/18	17,787,539	1,713,989	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.395%	6/25/21	14,506,938	1,233,728	(b)
Federal National Mortgage Association (FNMA), 2006-069 GS, IO	6.340%	8/25/36	2,725,095	428,297	(b)
Federal National Mortgage Association (FNMA), 2006-083 SG, IO	6.290%	9/25/36	3,472,357	578,942	(b)

See Notes to Financial Statements.

28	Western Asset Core Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2006-104 IC, IO	6.390%	11/25/36	$4,593,406	$1,028,715	(b)
Federal National Mortgage Association (FNMA), 2009-101 NS, IO	5.950%	12/25/39	3,450,938	434,279	(b)
Federal National Mortgage Association (FNMA), 2010-027 AS, IO	6.270%	4/25/40	3,007,780	491,577	(b)
Federal National Mortgage Association (FNMA), 2010-027 SG, IO	4.790%	4/25/40	14,355,590	1,377,410	(b)
Federal National Mortgage Association (FNMA), 2010-100 CS, IO	6.440%	9/25/40	3,353,134	594,409	(b)
Federal National Mortgage Association (FNMA), 2010-118 YB, IO	6.290%	10/25/40	5,672,023	935,441	(b)
Federal National Mortgage Association (FNMA), 2010-123 PM	4.000%	7/25/40	6,500,000	7,249,996
Federal National Mortgage Association (FNMA), 2010-136 SA, IO	5.790%	12/25/40	3,917,835	696,150	(b)
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.320%	12/25/40	2,067,530	298,121	(b)
Federal National Mortgage Association (FNMA), 2010-150 SN, IO	6.320%	1/25/41	4,977,365	865,728	(b)
Federal National Mortgage Association (FNMA), 2011-053 ST, IO	5.710%	6/25/41	5,924,659	853,122	(b)
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	760,056	911,802
Federal National Mortgage Association (FNMA), 2011-059 SW, IO	6.430%	7/25/41	2,710,458	371,766	(b)
Federal National Mortgage Association (FNMA), 2011-063 SW, IO	6.470%	7/25/41	5,606,353	866,556	(b)
Federal National Mortgage Association (FNMA), 2011-087 SJ, IO	5.740%	9/25/41	11,444,148	2,130,667	(b)
Federal National Mortgage Association (FNMA), 2011-096 BS, IO	6.220%	5/25/41	6,114,574	1,056,784	(b)
Federal National Mortgage Association (FNMA), 2011-099 KS, IO	6.490%	10/25/26	1,689,806	363,889	(b)
Federal National Mortgage Association (FNMA), 2011-117 LS, IO	6.390%	10/25/40	3,292,000	777,587	(b)
Federal National Mortgage Association (FNMA), 2012-009 MS, IO	6.490%	2/25/27	3,531,293	706,506	(b)
Federal National Mortgage Association (FNMA), 2012-016 ST, IO	6.240%	3/25/42	1,056,308	193,037	(b)
Federal National Mortgage Association (FNMA), 2012-017 SA, IO	6.490%	7/25/26	5,268,465	906,164	(b)
Federal National Mortgage Association (FNMA), 2012-017 WS, IO	6.340%	7/25/39	2,866,279	628,851	(b)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2012 Annual Report	29

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2012-025 B	6.500%	3/25/42	$7,000,000	$8,184,764
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	2,000,000	2,224,948
Federal National Mortgage Association (FNMA), 2012-035 MB	5.500%	4/25/42	28,100,000	31,269,090
Federal National Mortgage Association (FNMA), 2012-046 BA	6.000%	5/25/42	7,800,000	8,719,456
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	3,070,384	3,611,149
Federal National Mortgage Association (FNMA), 2012-063 DS, IO	6.340%	3/25/39	5,849,472	1,524,012	(b)
Federal National Mortgage Association (FNMA), 2012-066 SA, IO	5.790%	6/25/42	7,280,794	1,302,256	(b)
Federal National Mortgage Association (FNMA), 2012-070 YS, IO	6.440%	2/25/41	1,639,282	381,695	(b)
Federal National Mortgage Association (FNMA), 2012-074 AI, IO	3.000%	7/25/27	6,511,137	749,970
Federal National Mortgage Association (FNMA), 2012-074 OA, PO	0.000%	3/25/42	400,000	375,676
Federal National Mortgage Association (FNMA), 2012-074 SA, IO	6.440%	3/25/42	5,900,000	1,140,095	(b)
Federal National Mortgage Association (FNMA), 2012-075 AO, PO	0.000%	3/25/42	300,000	281,662
Federal National Mortgage Association (FNMA), 2012-075 AS, IO	6.440%	3/25/42	1,800,000	340,119	(b)
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	6.390%	7/25/42	1,965,227	464,522	(b)
Federal National Mortgage Association (FNMA), 2012-076 AC	6.500%	7/25/42	11,070,000	12,452,399
Federal National Mortgage Association (FNMA), 2012-083 YS, IO	5.190%	8/25/42	2,430,143	497,124	(b)
Federal National Mortgage Association (FNMA), 2012-084 KS, IO	5.790%	8/25/42	14,550,817	1,983,902	(b)
Federal National Mortgage Association (FNMA), 2012-093 IB, IO	3.000%	9/25/27	3,687,768	466,985
Federal National Mortgage Association (FNMA), 2012-093 SG, IO	5.890%	9/25/42	1,974,107	536,757	(b)
Federal National Mortgage Association (FNMA), 2012-111 JS, IO	5.890%	7/25/40	3,968,938	1,006,457	(b)
Federal National Mortgage Association (FNMA), 2012-124 SE, IO	5.940%	11/25/42	2,380,101	632,524	(b)
Federal National Mortgage Association (FNMA), 2012-134 MS, IO	5.940%	12/25/42	2,295,885	688,041	(b)

See Notes to Financial Statements.

30	Western Asset Core Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2012-139 DI, IO	3.000%	12/25/27	$5,354,414	$713,586
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	3,039,464	353,609
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	1,158,582	126,506
Federal National Mortgage Association (FNMA), 407 23, IO	5.000%	1/25/39	567,364	59,794	(b)
Federal National Mortgage Association (FNMA), 407 27, IO	5.500%	1/25/39	560,425	69,151	(b)
Federal National Mortgage Association (FNMA), 407 34, IO	5.000%	1/25/38	574,119	70,193
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	3,844,643	563,682
Federal National Mortgage Association (FNMA), 409 C01, IO	3.000%	11/25/26	9,424,198	911,035
Federal National Mortgage Association (FNMA), 409 C02, IO	3.000%	4/25/27	9,261,929	955,986
Federal National Mortgage Association (FNMA), 409 C15, IO	4.000%	11/25/39	2,745,169	287,087
Federal National Mortgage Association (FNMA), 409 C18, IO	4.000%	4/25/42	1,018,713	118,926
Federal National Mortgage Association (FNMA), IO	9.500%	2/1/17	3,268	445
Federal National Mortgage Association (FNMA), IO	1,009.500%	2/25/20	3	62
Federal National Mortgage Association (FNMA), IO PAC	1,009.250%	8/25/21	158	4,068
Federal National Mortgage Association (FNMA), PO, PAC	0.000%	5/25/22	24,108	22,967
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	6,047,188	656,839
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	5,809,014	612,314
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	2,230,000	2,545,728
Government National Mortgage Association (GNMA), 2009-087 SI, IO	6.539%	2/20/35	2,833,150	491,783	(b)
Government National Mortgage Association (GNMA), 2009-106 PD	4.500%	4/20/38	3,000,000	3,413,310
Government National Mortgage Association (GNMA), 2009-106 SC, IO, PAC	6.139%	11/20/39	2,420,986	335,893	(b)
Government National Mortgage Association (GNMA), 2009-106 SU, IO	5.989%	5/20/37	664,292	100,065	(b)
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.339%	11/20/38	2,398,008	331,016	(b)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2012 Annual Report	31

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-014 SH, IO	5.791%	2/16/40	$1,651,742	$340,927	(b)
Government National Mortgage Association (GNMA), 2010-020 SC, IO	5.939%	2/20/40	7,652,190	1,259,383	(b)
Government National Mortgage Association (GNMA), 2010-020 SE, IO	6.039%	2/20/40	9,140,042	1,624,991	(b)
Government National Mortgage Association (GNMA), 2010-026 QS, IO	6.039%	2/20/40	68,987	12,420	(b)
Government National Mortgage Association (GNMA), 2010-031 GS, IO	6.289%	3/20/39	1,980,196	311,087	(b)
Government National Mortgage Association (GNMA), 2010-035 AS, IO	5.539%	3/20/40	13,306,408	1,978,960	(b)
Government National Mortgage Association (GNMA), 2010-035 DS, IO	5.469%	3/20/40	10,383,129	1,591,046	(b)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.269%	4/20/40	898,653	162,857	(b)
Government National Mortgage Association (GNMA), 2010-042 PC	5.000%	7/20/39	5,000,000	6,045,340
Government National Mortgage Association (GNMA), 2010-047 XN, IO	6.341%	4/16/34	1,317,711	71,343	(b)
Government National Mortgage Association (GNMA), 2010-050 QS, IO	6.339%	12/20/38	1,106,121	174,343	(b)
Government National Mortgage Association (GNMA), 2010-057 QS, IO	6.289%	5/20/40	3,309,967	601,290	(b)
Government National Mortgage Association (GNMA), 2010-059 LB	4.500%	10/20/39	2,900,000	3,304,663
Government National Mortgage Association (GNMA), 2010-059 PB	4.500%	7/20/39	6,700,000	7,623,615
Government National Mortgage Association (GNMA), 2010-060 S, IO	6.289%	5/20/40	4,710,856	959,660	(b)
Government National Mortgage Association (GNMA), 2010-076 SH, IO	6.289%	5/20/40	1,051,624	213,445	(b)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.439%	1/20/40	1,297,431	225,362	(b)
Government National Mortgage Association (GNMA), 2010-086 PB	4.500%	10/20/39	17,505,000	20,010,788
Government National Mortgage Association (GNMA), 2010-093 PS, IO	6.489%	6/20/35	2,278,460	225,587	(b)
Government National Mortgage Association (GNMA), 2010-101 NI, IO	5.000%	11/20/36	4,390,119	330,218
Government National Mortgage Association (GNMA), 2010-113 BS, IO	5.789%	9/20/40	4,374,463	686,669	(b)
Government National Mortgage Association (GNMA), 2010-121 SE, IO	5.789%	9/20/40	3,869,826	679,430	(b)

See Notes to Financial Statements.

32	Western Asset Core Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-157 SP, IO, PAC	4.039%	12/20/40	$18,054,688	$2,484,515	(b)
Government National Mortgage Association (GNMA), 2010-167 US, IO	6.419%	11/20/38	1,388,327	175,191	(b)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.759%	3/20/60	635,415	640,430	(b)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.209%	5/20/60	1,557,521	1,601,040	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.560%	8/20/58	917,818	917,983	(b)
Government National Mortgage Association (GNMA), 2010-H27 FA	0.590%	12/20/60	838,983	840,280	(b)
Government National Mortgage Association (GNMA), 2010-H28 FE	0.610%	12/20/60	4,940,001	4,945,548	(b)
Government National Mortgage Association (GNMA), 2011-004 PS, IO	5.969%	9/20/40	2,557,858	397,968	(b)
Government National Mortgage Association (GNMA), 2011-011 SA, IO	5.789%	1/20/41	3,028,871	446,048	(b)
Government National Mortgage Association (GNMA), 2011-032 S, IO	5.791%	3/16/41	810,575	97,426	(b)
Government National Mortgage Association (GNMA), 2011-032 SD, IO	5.789%	3/20/41	1,568,383	246,242	(b)
Government National Mortgage Association (GNMA), 2011-040 SA, IO	5.921%	2/16/36	6,097,130	794,854	(b)
Government National Mortgage Association (GNMA), 2011-070 BS, IO	6.491%	12/16/36	2,801,542	400,266	(b)
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	5,900,000	6,739,281
Government National Mortgage Association (GNMA), 2011-141 HS, IO	5.889%	10/20/41	2,188,193	518,771	(b)
Government National Mortgage Association (GNMA), 2011-146 YS, IO	6.441%	11/16/41	2,175,198	526,398	(b)
Government National Mortgage Association (GNMA), 2011-H03 FA	0.710%	1/20/61	1,356,562	1,366,416	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.710%	12/20/60	1,363,528	1,373,618	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.660%	2/20/61	1,394,222	1,401,314	(b)
Government National Mortgage Association (GNMA), 2011-H08 FG	0.690%	3/20/61	4,507,689	4,537,255	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.710%	3/20/61	3,951,317	3,981,213	(b)
Government National Mortgage Association (GNMA), 2012-066 CI, IO	3.500%	2/20/38	5,223,172	784,158

See Notes to Financial Statements.

Western Asset Core Bond Fund 2012 Annual Report	33

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2012-074 LS, IO	5.889%	6/20/42	$3,785,275	$908,192	(b)
Government National Mortgage Association (GNMA), 2012-081 AI, IO	3.500%	4/20/27	1,993,685	275,141
Government National Mortgage Association (GNMA), 2012-098 SA, IO	5.891%	8/16/42	4,431,348	1,043,505	(b)
Greenpoint Mortgage Funding Trust, 2005-AR1 A2	0.430%	6/25/45	4,469,906	3,565,711	(b)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.470%	10/25/45	806,873	600,529	(b)
Greenwich Capital Commercial Funding Corp., 2006-GG7	5.867%	7/10/38	4,000,000	4,593,640	(b)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	5.867%	7/10/38	1,800,000	2,025,020	(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.560%	1/25/35	235,925	194,192	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.560%	3/25/35	9,834,624	8,235,002	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.560%	9/25/35	586,285	490,999	(a)(b)
GSR Mortgage Loan Trust, 2005-4F 1A1	4.500%	4/25/20	1,444,228	1,476,047
Harborview Mortgage Loan Trust, 2005-9 2A1A	0.551%	6/20/35	692,880	632,917	(b)
Homestar Mortgage Acceptance Corp., 2004-3 AV1	0.660%	7/25/34	358,225	349,768	(b)
IMPAC Secured Assets Corp., 2006-2 2A1	0.560%	8/25/36	1,399,858	1,394,239	(b)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	4.787%	9/25/35	69,486	61,869	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP7 A4	5.871%	4/15/45	1,100,000	1,265,893	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 A4	5.399%	5/15/45	1,550,000	1,779,612
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 AM	5.440%	5/15/45	1,420,000	1,595,269
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	4,125,000	4,718,930
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 A4	5.794%	2/12/51	2,380,000	2,835,489	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 AMFX	5.930%	2/12/51	400,000	462,661	(b)
JPMorgan Mortgage Trust, 2004-A3 SF3	2.387%	6/25/34	229,949	232,355	(b)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.738%	6/15/36	2,273,455	1,851	(a)(b)(e)
LB-UBS Commercial Mortgage Trust, 2007-C1 A4	5.424%	2/15/40	908,000	1,054,088
Lehman XS Trust, 2005-7N 1A1B	0.510%	12/25/35	88,890	31,697	(b)
Luminent Mortgage Trust, 2006-1 A1	0.450%	4/25/36	380,274	223,015	(b)
Luminent Mortgage Trust, 2007-2 2A1	0.440%	5/25/37	209,924	118,157	(b)
Mach One Trust Commercial Mortgage-Backed, 2004-1A X, IO	0.739%	5/28/40	415,734	3,201	(a)(b)(e)

See Notes to Financial Statements.

34	Western Asset Core Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.434%	12/25/34	$112,584	$105,966	(b)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	636,351	638,810	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	116,720	118,231	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.560%	5/25/35	941,408	784,503	(a)(b)
Merrill Lynch Mortgage Investors Inc., 1998-C1 A3	6.720%	11/15/26	1,338,894	1,482,906	(b)
Merrill Lynch Mortgage Investors Inc., 2005-A3 A1	0.480%	4/25/35	393,015	353,336	(b)
Merrill Lynch Mortgage Investors Inc., 2005-A9 3A1	2.945%	12/25/35	72,041	62,339	(b)
Merrill Lynch Mortgage Trust, 2007-C1 A4	5.849%	6/12/50	620,000	713,242	(b)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2006-4 AM	5.204%	12/12/49	700,000	773,907	(b)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-9 A4	5.700%	9/12/49	3,902,000	4,575,918
MLCC Mortgage Investors Inc., 2003-B A1	0.890%	4/25/28	1,295,127	1,271,356	(b)
MLCC Mortgage Investors Inc., 2006-1 1A	2.765%	2/25/36	327,188	296,255	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	1.937%	8/15/45	10,339,247	1,157,427	(a)(b)
Morgan Stanley Capital I, 2007-IQ14 A4	5.692%	4/15/49	150,000	174,176	(b)
Morgan Stanley Capital I, 2007-IQ16 A4	5.809%	12/12/49	1,910,000	2,268,450
Morgan Stanley Mortgage Loan Trust, 2004-08AR 4A1	2.824%	10/25/34	494,805	474,303	(b)
Morgan Stanley Mortgage Loan Trust, 2004-08AR 4A2	2.824%	10/25/34	431,767	426,329	(b)
Morgan Stanley Mortgage Loan Trust, 2005-03AR 2A2	2.717%	7/25/35	2,204,063	1,843,132	(b)
Mortgage IT Trust, 2005-1 1A1	0.530%	2/25/35	910,836	862,840	(b)
Nomura Asset Acceptance Corp., 2004-R3 A1	6.500%	2/25/35	362,968	376,763	(a)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	452,426	416,152
Opteum Mortgage Acceptance Corp., 2005-2 AI3	0.530%	4/25/35	6,125,573	5,856,961	(b)
Prime Mortgage Trust, 2006-DR1 1A1	5.500%	5/25/35	10,117,168	10,092,827	(a)
Prime Mortgage Trust, 2006-DR1 1A2	6.000%	5/25/35	4,268,506	4,304,621	(a)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	555,810	530,036	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	31,187,738	30,735,422	(a)
RBSSP Resecuritization Trust, 2010-3 4A1	3.460%	12/26/35	181,682	183,469	(a)(b)
Residential Accredit Loans Inc., 2006-QO1O A1	0.370%	1/25/37	1,073,687	763,181	(b)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	8,848,490	9,110,954
Structured ARM Loan Trust, 2005-19XS 1A1	0.530%	10/25/35	822,318	634,008	(b)
Structured Asset Securities Corp., 2003-29 1A1	4.750%	9/25/18	4,653,832	4,775,628
Structured Mortgage Asset Residential Trust, 1991-8 E, IO	0.015%	1/25/23	174,000	86	(b)(e)
UBS Barclays Commercial Mortgage Trust, 2012-C4 AS	3.317%	12/10/45	1,800,000	1,819,883	(a)
Wachovia Bank Commercial Mortgage Trust, 2006-C29 A4	5.308%	11/15/48	786,000	903,849

See Notes to Financial Statements.

Western Asset Core Bond Fund 2012 Annual Report	35

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Wachovia Bank Commercial Mortgage Trust, 2007-C30 A5	5.342%	12/15/43	$2,750,000	$3,150,796
Wachovia Bank Commercial Mortgage Trust, 2007-C34 A3	5.678%	5/15/46	4,356,000	5,112,223
WaMu Mortgage Pass-Through Certificates, 2002-AR19 A6	2.461%	2/25/33	163,598	163,401	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.444%	9/25/33	60,095	61,266	(b)
WaMu Mortgage Pass-Through Certificates, 2003-S7 A1	4.500%	8/25/18	739,712	761,089
Washington Mutual Inc. Pass-Through Certificates, 2005-AR1 A2A1	0.550%	1/25/45	607,431	555,501	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.480%	7/25/45	76,368	71,166	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.530%	8/25/45	998,316	934,765	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.500%	10/25/45	147,833	140,344	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.480%	12/25/45	11,277,347	10,418,476	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.500%	12/25/45	169,744	155,727	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.541%	9/25/36	482,535	394,414	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	16,598	17,517
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 3A2	2.710%	4/25/36	1,982,919	1,824,478	(b)
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	3.111%	8/27/35	524,738	529,462	(a)
Total Collateralized Mortgage Obligations (Cost — $468,480,811)				463,767,112
Mortgage-Backed Securities — 23.2%
FHLMC — 2.1%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	9/1/13-11/1/39	2,470,574	2,694,231
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/13-8/1/35	9,500,863	10,326,794
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	9/1/20-3/1/38	7,421,367	8,022,621
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/24-5/1/32	1,038,341	1,226,574
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	6/1/32-9/1/39	1,523,538	1,731,877
Federal Home Loan Mortgage Corp. (FHLMC)	2.780%	10/1/35	905,285	968,502	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.909%	1/1/36	325,334	348,215	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	6.028%	1/1/37	10,280	10,951	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.577%	2/1/37	179,119	189,176	(b)

See Notes to Financial Statements.

36	Western Asset Core Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC)	2.320%	4/1/37	$88,884	$94,520	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	3.050%	8/1/37	4,119,986	4,419,022	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.266%	1/1/38	367,045	390,058	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	9/1/42	298,621	331,580
Federal Home Loan Mortgage Corp. (FHLMC), Bonds	4.000%	3/1/42	3,257,642	3,482,808
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	4/1/19	56,727	60,464
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	7/1/20-9/1/35	293,746	316,370
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/1/25-10/1/42	26,297,501	28,152,591
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	1/17/28	200,000	210,250	(h)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	2,030,608	2,197,158
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	10/1/36	1,104,078	1,227,732
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	10/1/42-11/1/42	4,792,470	5,216,315
Total FHLMC				71,617,809
FNMA — 15.6%
Federal National Mortgage Association (FNMA)	8.000%	5/1/15	2,896	2,904
Federal National Mortgage Association (FNMA)	4.500%	7/1/18-9/1/41	32,934,809	36,014,278
Federal National Mortgage Association (FNMA)	4.000%	8/1/20-12/1/42	55,416,645	60,061,131
Federal National Mortgage Association (FNMA)	5.000%	8/1/20-5/1/41	23,036,131	25,061,219
Federal National Mortgage Association (FNMA)	6.000%	8/1/21-10/1/40	67,487,167	74,072,472
Federal National Mortgage Association (FNMA)	7.500%	6/1/25-5/1/28	212,517	229,442
Federal National Mortgage Association (FNMA)	7.000%	1/1/27-2/1/39	13,758,078	16,385,371
Federal National Mortgage Association (FNMA)	2.500%	1/17/28-1/14/43	45,000,000	46,646,718	(h)
Federal National Mortgage Association (FNMA)	6.500%	7/1/28-3/1/32	54,564	63,393
Federal National Mortgage Association (FNMA)	3.124%	6/1/35	3,272,937	3,484,772	(b)
Federal National Mortgage Association (FNMA)	2.689%	7/1/35	750,818	797,902	(b)
Federal National Mortgage Association (FNMA)	2.753%	8/1/35	501,965	534,764	(b)
Federal National Mortgage Association (FNMA)	2.810%	9/1/35	1,762,139	1,880,151	(b)
Federal National Mortgage Association (FNMA)	2.817%	9/1/35	1,008,183	1,075,156	(b)
Federal National Mortgage Association (FNMA)	5.500%	9/1/35-11/1/38	20,809,651	22,734,937
Federal National Mortgage Association (FNMA)	2.146%	10/1/35	4,301,630	4,525,864	(b)
Federal National Mortgage Association (FNMA)	2.736%	10/1/35	856,188	915,886	(b)
Federal National Mortgage Association (FNMA)	2.750%	10/1/35	607,446	646,281	(b)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2012 Annual Report	37

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	2.778%	10/1/35	$981,512	$1,046,035	(b)
Federal National Mortgage Association (FNMA)	3.480%	10/1/35	940,605	1,002,970	(b)
Federal National Mortgage Association (FNMA)	2.112%	11/1/35	1,709,579	1,795,591	(b)
Federal National Mortgage Association (FNMA)	2.117%	11/1/35	2,022,001	2,124,862	(b)
Federal National Mortgage Association (FNMA)	2.118%	11/1/35	1,657,230	1,745,241	(b)
Federal National Mortgage Association (FNMA)	2.128%	11/1/35	2,005,621	2,107,211	(b)
Federal National Mortgage Association (FNMA)	2.143%	11/1/35	1,282,817	1,347,319	(b)
Federal National Mortgage Association (FNMA)	3.090%	9/1/36	637,404	683,706	(b)
Federal National Mortgage Association (FNMA)	2.884%	12/1/36	41,813	44,919	(b)
Federal National Mortgage Association (FNMA)	2.120%	2/1/37	10,878,456	11,432,481	(b)
Federal National Mortgage Association (FNMA)	3.500%	8/1/42-12/1/42	25,901,072	28,056,188
Federal National Mortgage Association (FNMA)	2.500%	9/1/42-10/1/42	1,587,602	1,620,669
Federal National Mortgage Association (FNMA)	3.000%	1/14/43	129,000,000	135,167,812	(h)
Federal National Mortgage Association (FNMA)	3.500%	1/14/43	27,900,000	29,745,105	(h)
Federal National Mortgage Association (FNMA)	4.000%	1/14/43	16,600,000	17,793,125	(h)
Federal National Mortgage Association (FNMA)	4.500%	1/14/43	100,000	108,020	(h)
Total FNMA				530,953,895
GNMA — 5.5%
Government National Mortgage Association (GNMA)	8.000%	10/15/16-7/15/17	45,454	47,125
Government National Mortgage Association (GNMA)	7.500%	10/15/22-8/15/32	103,832	118,041
Government National Mortgage Association (GNMA)	7.000%	6/15/23-5/15/32	126,201	148,019
Government National Mortgage Association (GNMA)	6.500%	10/15/23-10/20/37	22,088,517	25,938,951
Government National Mortgage Association (GNMA)	6.000%	3/15/26-11/20/41	29,160,495	32,674,633

See Notes to Financial Statements.

38	Western Asset Core Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA)	5.500%	1/15/33	$67,459	$74,535
Government National Mortgage Association (GNMA)	5.500%	6/15/36	400,000	445,000	(d)
Government National Mortgage Association (GNMA)	5.000%	10/20/39-11/20/40	19,179,685	21,241,285
Government National Mortgage Association (GNMA)	4.500%	1/20/40-3/20/41	24,359,510	26,838,711
Government National Mortgage Association (GNMA) I	6.000%	3/15/33	107,274	121,196
Government National Mortgage Association (GNMA) I	5.500%	2/15/35	602,792	664,510
Government National Mortgage Association (GNMA) I	3.000%	1/22/43	5,700,000	6,058,922	(h)
Government National Mortgage Association (GNMA) I	4.000%	1/22/43	1,300,000	1,425,734	(h)
Government National Mortgage Association (GNMA) II	6.000%	10/20/37-2/20/42	895,903	999,856
Government National Mortgage Association (GNMA) II	3.000%	1/22/43	4,200,000	4,465,125	(h)
Government National Mortgage Association (GNMA) II	3.500%	1/22/43	60,600,000	65,840,955	(h)
Total GNMA				187,102,598
Total Mortgage-Backed Securities (Cost — $774,602,425)				789,674,302
Municipal Bonds — 0.6%
Florida — 0.0%
Florida Educational Loan Marketing Corp., AZ, RAMS, Guaranteed Student Loans	0.435%	12/1/38	700,000	555,828	(b)(i)
Ohio — 0.0%
Student Loan Funding Corp., OH, Guaranteed Student Loans	0.228%	9/1/47	1,100,000	1,090,990	(b)(i)
Pennsylvania — 0.6%
Pennsylvania State Higher Education Assistance Agency Revenue, Guaranteed Student Loans	2.072%	6/1/47	1,600,000	1,524,147	(b)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.284%	5/1/46	6,325,000	6,014,070	(b)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.409%	5/1/46	12,550,000	11,935,439	(b)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.179%	6/1/47	400,000	381,067	(b)
Total Pennsylvania				19,854,723
Total Municipal Bonds (Cost — $20,219,295)				21,501,541

See Notes to Financial Statements.

Western Asset Core Bond Fund 2012 Annual Report	39

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Sovereign Bonds — 0.1%
Chile — 0.1%
Corporacion Nacional del Cobre de Chile, Senior Notes	4.750%	10/15/14	$1,750,000	$1,856,025	(a)
Mexico — 0.0%
United Mexican States, Medium-Term Notes	5.625%	1/15/17	164,000	190,240
United Mexican States, Medium-Term Notes	6.050%	1/11/40	112,000	150,192
United Mexican States, Senior Notes	4.750%	3/8/44	680,000	768,400
Total Mexico				1,108,832
Total Sovereign Bonds (Cost — $2,781,864)				2,964,857
U.S. Government & Agency Obligations — 25.5%
U.S. Government Agencies — 3.5%
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	5.625%	11/23/35	12,290,000	13,859,642
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	15,110,000	23,012,590
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	30,110,000	26,378,076
Federal National Mortgage Association (FNMA), Notes	6.000%	4/18/36	110,000	128,556
Federal National Mortgage Association (FNMA), Senior Notes	3.625%	2/12/13	360,000	361,393
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	670,000	679,916
Financing Corp. (FICO) Strip	0.000%	4/5/19	1,150,000	1,039,944
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	6,320,000	5,855,335
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	1,790,000	1,680,713
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	6,720,000	6,300,598
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	10,810,000	10,045,128
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	7,280,000	6,672,287
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	880,000	801,796
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	5,410,000	5,085,097
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	6,410,000	5,956,454
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	1,240,000	1,114,537
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	2,450,000	3,757,296
Tennessee Valley Authority, Notes	5.250%	9/15/39	4,970,000	6,539,109
Total U.S. Government Agencies				119,268,467
U.S. Government Obligations — 22.0%
U.S. Treasury Bonds	3.125%	2/15/42	14,910,000	15,590,269
U.S. Treasury Bonds	2.750%	8/15/42	127,931,000	123,533,372

See Notes to Financial Statements.

40	Western Asset Core Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	1.375%	2/15/13	$80,000	$80,122
U.S. Treasury Notes	0.500%	5/31/13	440,000	440,705
U.S. Treasury Notes	0.125%	8/31/13	10,000	9,998
U.S. Treasury Notes	0.250%	6/30/14	260,000	260,102
U.S. Treasury Notes	0.250%	8/31/14	1,300,000	1,300,355
U.S. Treasury Notes	0.250%	9/15/14	270,000	270,063
U.S. Treasury Notes	0.250%	9/15/15	620,000	618,643
U.S. Treasury Notes	0.250%	10/15/15	1,980,000	1,975,513
U.S. Treasury Notes	0.375%	11/15/15	1,280,000	1,281,201
U.S. Treasury Notes	1.000%	9/30/16	36,700,000	37,399,575
U.S. Treasury Notes	0.625%	8/31/17	129,640,000	129,518,398
U.S. Treasury Notes	0.750%	10/31/17	19,810,000	19,874,996
U.S. Treasury Notes	1.000%	9/30/19	63,930,000	63,490,481
U.S. Treasury Notes	1.250%	10/31/19	113,510,000	114,449,976
U.S. Treasury Notes	1.125%	12/31/19	98,510,000	98,232,990
U.S. Treasury Notes	1.625%	8/15/22	53,770,000	53,417,161
U.S. Treasury Notes	1.625%	11/15/22	84,610,000	83,684,536
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/21	2,470,000	2,151,894
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/30	1,720,000	1,082,186
Total U.S. Government Obligations				748,662,536
Total U.S. Government & Agency Obligations (Cost — $849,357,399)				867,931,003
U.S. Treasury Inflation Protected Securities — 1.4%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	17,014,851	22,952,761	(j)(k)
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	16,771,113	21,993,739	(j)
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	240,881	332,114
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	1,700,422	2,201,116
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	309,564	513,103
Total U.S. Treasury Inflation Protected Securities (Cost — $34,983,293)				47,992,833

			Shares
Convertible Preferred Stocks — 0.0%
Financials — 0.0%
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA) (Cost — $4,174,484)	5.375%		45	167,625	*

See Notes to Financial Statements.

Western Asset Core Bond Fund 2012 Annual Report	41

Western Asset Core Bond Fund

Security	Rate	Expiration Date	Contracts	Value
Purchased Options — 0.0%
U.S. Treasury 10-Year Notes, Call @ $133.50		1/25/13	597	$177,234
U.S. Treasury 30-Year Notes, Call @ $152.00		1/25/13	249	42,797
Total Purchased Options (Cost — $453,125)				220,031
Total Investments before Short-Term Investments (Cost — $3,185,563,495)				3,270,154,086

		Maturity Date	Face Amount
Short-Term Investments — 12.9%
U.S. Government Agencies — 8.2%
Federal Home Loan Bank (FHLB), Discount Notes	0.130%	2/1/13	$15,000,000	14,998,321	(l)
Federal Home Loan Bank (FHLB), Discount Notes	0.120%	3/13/13	30,000,000	29,997,090	(l)
Federal Home Loan Bank (FHLB), Discount Notes	0.090%	3/27/13	50,000,000	49,994,150	(l)
Federal Home Loan Bank (FHLB), Discount Notes	0.090%	4/9/13	50,000,000	49,990,550	(l)
Federal Home Loan Bank (FHLB), Discount Notes	0.090%	5/3/13	50,000,000	49,984,900	(l)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.085%	3/25/13	50,389,000	50,383,256	(l)
Federal National Mortgage Association (FNMA), Discount Notes	0.150%	1/16/13	20,000,000	19,998,750	(l)
Federal National Mortgage Association (FNMA), Discount Notes	0.150%	4/1/13	12,500,000	12,497,837	(l)
Total U.S. Government Agencies (Cost — $277,826,330)				277,844,854
Repurchase Agreements — 4.7%
Barclays Capital Inc. repurchase agreement dated 12/31/12; Proceeds at maturity — $161,295,434; (Fully collateralized by U.S. government obligations, 0.250% due 10/15/15; Market value — $164,518,018) (Cost — $161,294,000)	0.160%	1/2/13	161,294,000	161,294,000
Total Short-Term Investments (Cost — $439,120,330)				439,138,854
Total Investments — 108.9% (Cost — $3,624,683,825#)				3,709,292,940
Liabilities in Excess of Other Assets — (8.9)%				(301,781,221)
Total Net Assets — 100.0%				$3,407,511,719

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The coupon payment on these securities is currently in default as of December 31, 2012.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Illiquid security (unaudited).

(f)	Value is less than $1.

(g)	Security has no maturity date. The date shown represents the next call date.

See Notes to Financial Statements.

42	Western Asset Core Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Bond Fund

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(j)	All or a portion of this security is held by the custodian as collateral for open swap contracts.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(l)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $3,626,863,125.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
RAMS	— Reset Auction Mode Securities
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Rate	Notional Par	Value
Interest rate swaption with JPMorgan Securities Inc., Call	10/7/13	4.86%	25,300,000	$6,655,101
Interest rate swaption with JPMorgan Securities Inc., Put	10/7/13	4.86	25,300,000	5,976
Total Written Options (Premiums received — $3,061,300)				$6,661,077

See Notes to Financial Statements.

Western Asset Core Bond Fund 2012 Annual Report	43

Statement of assets and liabilities

December 31, 2012

Assets:
Investments, at value (Cost — $3,624,683,825)	$3,709,292,940
Cash	1,366,484
Receivable for securities sold	144,185,923
Interest receivable	18,967,156
Receivable for Fund shares sold	4,343,667
Deposits with brokers for open futures contracts	2,048,640
Swaps, at value (net premiums paid — $1,618,272)	1,589,131
Receivable from broker — variation margin on open futures contracts	868,600
Principal paydown receivable	131,666
Receivable for open swap contracts	55,537
Prepaid expenses	131,604
Other assets	1,487
Other receivables	85,671
Total Assets	3,883,068,506

Liabilities:
Payable for securities purchased	451,225,963
Payable for Fund shares repurchased	7,712,740
Written options, at value (premiums received — $3,061,300)	6,661,077
Swaps, at value (premiums received — $1,179,316)	6,587,316
Investment management fee payable	1,256,328
Payable for open swap contracts	562,211
Distributions payable	283,205
Service and/or distribution fees payable	279,433
Directors’ fees payable	7,281
Accrued expenses	981,233
Total Liabilities	475,556,787
Total Net Assets	$3,407,511,719

Net Assets:
Par value (Note 7)	$275,415
Paid-in capital in excess of par value	3,796,915,806
Undistributed net investment income	6,052,230
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(472,728,451)
Net unrealized appreciation on investments, futures contracts, written options and swap contracts	76,996,719
Total Net Assets	$3,407,511,719

See Notes to Financial Statements.

44	Western Asset Core Bond Fund 2012 Annual Report

Statement of assets and liabilities (cont’d)

December 31, 2012

Shares Outstanding:
Class A	21,339,657
Class C	153,395
Class C1	3,348,075
Class FI	76,206,523
Class R	122,197
Class I	75,862,411
Class IS	98,383,113

Net Asset Value:
Class A (and redemption price)	$12.37
Class C*	$12.37
Class C1*	$12.37
Class FI (and redemption price)	$12.37
Class R (and redemption price)	$12.37
Class I (and redemption price)	$12.37
Class IS (and redemption price)	$12.38
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.92

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Core Bond Fund 2012 Annual Report	45

Statement of operations

For the Year Ended December 31, 2012

Investment Income:
Interest	$88,521,018
Less: Foreign taxes withheld	(3,333)
Total Investment Income	88,517,685

Expenses:
Investment management fee (Note 2)	12,066,303
Service and/or distribution fees (Notes 2 and 5)	2,279,863
Transfer agent fees (Note 5)	1,208,466
Fees recaptured by investment manager (Note 2)	320,120
Fund accounting fees	226,002
Legal fees	130,956
Directors’ fees	129,327
Registration fees	96,355
Audit and tax	90,943
Shareholder reports (Note 5)	65,559
Insurance	51,732
Custody fees	49,028
Total Expenses	16,714,654
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(52,145)
Net Expenses	16,662,509
Net Investment Income	71,855,176

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(34,163,603)
Futures contracts	(7,780,460)
Written options	(7,764,004)
Swap contracts	(2,436,256)
Net Realized Loss	(52,144,323)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	160,970,501
Futures contracts	1,979,526
Written options	8,671,309
Swap contracts	1,908,774
Change in Net Unrealized Appreciation (Depreciation)	173,530,110
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	121,385,787
Increase in Net Assets from Operations	$193,240,963

See Notes to Financial Statements.

46	Western Asset Core Bond Fund 2012 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2012	2011

Operations:
Net investment income	$71,855,176	$74,890,240
Net realized gain (loss)	(52,144,323)	7,790,150
Change in net unrealized appreciation (depreciation)	173,530,110	82,224,719
Increase in Net Assets From Operations	193,240,963	164,905,109

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(77,141,995)	(77,308,564)
Decrease in Net Assets From Distributions to Shareholders	(77,141,995)	(77,308,564)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,714,558,710	891,810,032
Reinvestment of distributions	72,580,172	73,147,037
Cost of shares repurchased	(1,187,648,956)	(858,261,331)
Net assets of shares issued in connection with merger (Note 8)	314,994,056	—
Increase in Net Assets From Fund Share Transactions	914,483,982	106,695,738
Increase in Net Assets	1,030,582,950	194,292,283

Net Assets:
Beginning of year	2,376,928,769	2,182,636,486
End of year*	$3,407,511,719	$2,376,928,769
* Includes undistributed net investment income of:	$6,052,230	$6,438,940

See Notes to Financial Statements.

Western Asset Core Bond Fund 2012 Annual Report	47

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2012[2]

Net asset value, beginning of period	$12.08

Income from operations:
Net investment income	0.17
Net realized and unrealized gain	0.31
Total income from operations	0.48

Less distributions from:
Net investment income	(0.19)
Total distributions	(0.19)

Net asset value, end of period	$12.37
Total return[3]	3.96%

Net assets, end of period (000s)	$263,926

Ratios to average net assets:
Gross expenses[4]	0.84%
Net expenses[4,5,6]	0.84
Net investment income[4]	2.06

Portfolio turnover rate[7]	149%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[7]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 418% for the period ended December 31, 2012.

See Notes to Financial Statements.

48	Western Asset Core Bond Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2012[2]

Net asset value, beginning of period	$12.08

Income from operations:
Net investment income	0.11
Net realized and unrealized gain	0.30
Total income from operations	0.41

Less distributions from:
Net investment income	(0.12)
Total distributions	(0.12)

Net asset value, end of period	$12.37
Total return[3]	3.43%

Net assets, end of period (000s)	$1,897

Ratios to average net assets:
Gross expenses[4]	1.47%
Net expenses[4,5,6]	1.47
Net investment income[4]	1.35

Portfolio turnover rate[7]	149%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[7]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 418% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2012 Annual Report	49

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C1 Shares[1]	2012[2]

Net asset value, beginning of period	$12.40

Income (loss) from operations:
Net investment income	0.05
Net realized and unrealized loss	(0.03)
Total income from operations	0.02

Less distributions from:
Net investment income	(0.05)
Total distributions	(0.05)

Net asset value, end of period	$12.37
Total return[3]	0.17%

Net assets, end of period (000s)	$41,417

Ratios to average net assets:
Gross expenses[4]	1.28%
Net expenses[4,5,6]	1.28
Net investment income[4]	1.63

Portfolio turnover rate[7]	149%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 3, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C1 shares did not exceed 1.42%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[7]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 418% for the period ended December 31, 2012.

See Notes to Financial Statements.

50	Western Asset Core Bond Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1,2]	2012	2011	2010	2009	2008[3]	2008[4]

Net asset value, beginning of year	$11.87	$11.42	$10.62	$9.08	$10.54	$11.37

Income (loss) from operations:
Net investment income	0.28	0.35	0.43	0.45	0.40	0.56
Net realized and unrealized gain (loss)	0.52	0.47	0.82	1.61	(1.34)	(0.79)
Total income (loss) from operations	0.80	0.82	1.25	2.06	(0.94)	(0.23)

Less distributions from:
Net investment income	(0.30)	(0.37)	(0.45)	(0.52)	(0.52)	(0.55)
Net realized gains	—	—	—	—	—	(0.05)
Total distributions	(0.30)	(0.37)	(0.45)	(0.52)	(0.52)	(0.60)

Net asset value, end of year	$12.37	$11.87	$11.42	$10.62	$9.08	$10.54
Total return[5]	6.82%	7.24%	11.91%	23.37%	(9.06)%	(2.12)%

Net assets, end of year (000s)	$942,713	$639,281	$384,186	$1,199,219	$1,169,174	$1,627,400

Ratios to average net assets:
Gross expenses	0.75%[6]	0.75%	0.79%	0.78%	0.77%[7]	0.69%
Net expenses[8]	0.75 [6,9,10]	0.74 [9]	0.75 [9]	0.75 [9]	0.72 [7,9]	0.69
Net investment income	2.29	3.01	3.85	4.70	5.30 [7]	5.10

Portfolio turnover rate	149%[11]	141%[11]	406%	221%	141%[12]	455%

[1]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the year ended March 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses to average net assets of Class FI shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent. The manager intends to voluntarily waive fess and/or reimburse operating expenses so that total annual operating expenses are not expected to exceed 0.77% until April 30, 2013. Prior to May 1, 2012, as a result of expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 0.75%.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 418% and 556% for the years ended December 31, 2012 and 2011, respectively.

[12]	Not annualized.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2012 Annual Report	51

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2012[2]

Net asset value, beginning of period	$12.08

Income from operations:
Net investment income	0.14
Net realized and unrealized gain	0.31
Total income from operations	0.45

Less distributions from:
Net investment income	(0.16)
Total distributions	(0.16)

Net asset value, end of period	$12.37
Total return[3]	3.73%

Net assets, end of period (000s)	$1,511

Ratios to average net assets:
Gross expenses[4]	1.40%
Net expenses[4,5,6,7]	1.15
Net investment income[4]	1.72

Portfolio turnover rate[8]	149%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 418% for the period ended December 31, 2012.

See Notes to Financial Statements.

52	Western Asset Core Bond Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2012	2011	2010	2009	2008[3]	2008[4]

Net asset value, beginning of year	$11.86	$11.42	$10.62	$9.08	$10.54	$11.37

Income (loss) from operations:
Net investment income	0.31	0.38	0.46	0.48	0.42	0.58
Net realized and unrealized gain (loss)	0.53	0.45	0.82	1.61	(1.34)	(0.78)
Total income (loss) from operations	0.84	0.83	1.28	2.09	(0.92)	(0.20)

Less distributions from:
Net investment income	(0.33)	(0.39)	(0.48)	(0.55)	(0.54)	(0.58)
Net realized gains	—	—	—	—	—	(0.05)
Total distributions	(0.33)	(0.39)	(0.48)	(0.55)	(0.54)	(0.63)

Net asset value, end of year	$12.37	$11.86	$11.42	$10.62	$9.08	$10.54
Total return[5]	7.15%	7.38%	12.20%	23.68%	(8.88)%	(1.88)%

Net assets, end of year (000s)	$938,146	$1,576,949	$1,689,352	$2,170,146	$2,558,597	$5,140,277

Ratios to average net assets:
Gross expenses	0.52%	0.52%	0.50%	0.49%	0.47%[6]	0.44%
Net expenses[7]	0.52	0.52	0.50	0.49	0.47 [6]	0.44
Net investment income	2.57	3.25	4.07	5.00	5.60 [6]	5.30

Portfolio turnover rate	149%[8]	141%[8]	406%	221%	141%[9]	455%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the year ended March 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 418% and 556% for the years ended December 31, 2012 and 2011, respectively.

[9]	Not annualized.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2012 Annual Report	53

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2012	2011	2010	2009	2008[3]

Net asset value, beginning of year	$11.87	$11.43	$10.63	$9.09	$10.11

Income (loss) from operations:
Net investment income	0.31	0.39	0.47	0.48	0.15
Net realized and unrealized gain (loss)	0.54	0.45	0.82	1.61	(0.87)
Total income (loss) from operations	0.85	0.84	1.29	2.09	(0.72)

Less distributions from:
Net investment income	(0.34)	(0.40)	(0.49)	(0.55)	(0.30)
Total distributions	(0.34)	(0.40)	(0.49)	(0.55)	(0.30)

Net asset value, end of year	$12.38	$11.87	$11.43	$10.63	$9.09
Total return[4]	7.23%	7.46%	12.25%	23.72%	(7.08)%

Net assets, end of year (000s)	$1,217,902	$160,699	$109,098	$247,070	$240,681

Ratios to average net assets:
Gross expenses	0.45%	0.45%	0.44%	0.44%	0.45%[5]
Net expenses[6]	0.45 [7,8]	0.45	0.44 [8]	0.44	0.45 [5]
Net investment income	2.51	3.31	4.13	5.00	5.20 [5]

Portfolio turnover rate	149%[9]	141%[9]	406%	221%	141%[10]

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period August 29, 2008 (commencement of operations) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent. Prior to May 1, 2012, as a result of expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.50%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 418% and 556% for the years ended December 31, 2012 and 2011, respectively.

[10]	Not annualized.

See Notes to Financial Statements.

54	Western Asset Core Bond Fund 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Bond Fund (formerly, Western Asset Core Bond Portfolio) (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among

Western Asset Core Bond Fund 2012 Annual Report	55

other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

56	Western Asset Core Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$1,013,505,946	$6,034,426	$1,019,540,372
Asset-backed securities	—	56,394,410	—	56,394,410
Collateralized mortgage obligations	—	463,767,112	—	463,767,112
Mortgage-backed securities	—	789,674,302	—	789,674,302
Municipal bonds	—	21,501,541	—	21,501,541
Sovereign bonds	—	2,964,857	—	2,964,857
U.S. government & agency obligations	—	867,931,003	—	867,931,003
U.S. treasury inflation protected securities	—	47,992,833	—	47,992,833
Convertible preferred stocks	—	167,625	—	167,625
Purchased options	$220,031	—	—	220,031
Total long-term investments	$220,031	$3,263,899,629	$6,034,426	$3,270,154,086
Short-term investments†	—	439,138,854	—	439,138,854
Total investments	$220,031	$3,703,038,483	$6,034,426	$3,709,292,940
Other financial instruments:
Futures contracts	2,114,302	—	—	2,114,302
Interest rate swaps	—	531	—	531
Credit default swaps on corporate issues — sell protection	—	71,579	—	71,579
Credit default swaps on corporate issues — buy protection	—	300,176	—	300,176
Credit default swaps on credit indices — sell protection‡	—	686,343	—	686,343
Credit default swaps on credit indices — buy protection‡	—	530,329	—	530,329
Total return swaps‡	—	173	—	173
Total other financial instruments	$2,114,302	$1,589,131	—	$3,703,433
Total	$2,334,333	$3,704,627,614	$6,034,426	$3,712,996,373

Western Asset Core Bond Fund 2012 Annual Report	57

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$6,661,077	—	$6,661,077
Futures contracts	$689,780	—	—	689,780
Interest rate swaps	—	5,655,800	—	5,655,800
Credit default swaps on corporate issues — sell protection‡	—	181,764	—	181,764
Credit default swaps on corporate issues — buy protection	—	242,652	—	242,652
Credit default swaps on credit indices — sell protection‡	—	507,100	—	507,100
Total	$689,780	$13,248,393	—	$13,938,173

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

58	Western Asset Core Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

(d) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Western Asset Core Bond Fund 2012 Annual Report	59

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

60	Western Asset Core Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(k) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

Western Asset Core Bond Fund 2012 Annual Report	61

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2012, the total notional value of all credit default swaps to sell protection is $29,515,896. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2012, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation

62	Western Asset Core Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

Western Asset Core Bond Fund 2012 Annual Report	63

(l) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(m) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in

64	Western Asset Core Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2012, the Fund held written options, credit default swaps and interest rate swaps with credit related contingent features which had a liability position of $13,248,393. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2012, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $10,480,328, which could be used to reduce the required payment.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Western Asset Core Bond Fund 2012 Annual Report	65

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$4,988,368	$(4,988,368)

(a)	Reclassifications are primarily due to losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets up to $500 million, 0.425% of the Fund’s average daily net assets of the next $500 million and 0.400% of the Fund’s average daily net assets in excess of $1 billion.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed: 0.90%, 1.65%, 1.42%, 0.85%, 1.15% and 0.45% for Class A, Class C, Class C1, Class FI, Class R, and Class IS shares, respectively. These arrangements cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent. Prior to May 1, 2012, the investment manager had agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational fees) so that total operating expenses are not expected to exceed: 0.50% and 0.75% for Class IS and Class FI shares, respectively. Western Asset also agreed to waive their advisory fees (which are paid by LMPFA and not the Fund) under the Fee Cap.

In addition, as of December 31, 2012, as a result of voluntary expense limitation arrangements, the ratio of expenses other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational fees, to average net assets of Class FI shares did not exceed 0.77%. This arrangement is expected to continue until April 30, 2013, but may be terminated at any time by the investment manager.

During the year ended December 31, 2012, fees waived and/or expenses reimbursed amounted to $52,145.

Effective July 1, 2012, the investment manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense

66	Western Asset Core Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2012, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A*	Class C*	Class C1†	Class FI	Class R*	Class I	Class IS
Expires December 31, 2013	—	—	—	$71,278	—	—	—
Expires December 31, 2014	—	—	—	3,184	$875	—	$48,086
Fee waivers/expense reimbursements subject to recapture	—	—	—	$74,462	$875	—	$48,086

*	The class commenced operations on April 30, 2012.

†	The class commenced operations on October 3, 2012.

For the year ended December 31, 2012, LMPFA recaptured $320,120 for Class FI shares.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of the Fund’s shares.

There is a maximum initial sales charge of 4.25% for Class A shares. Class C and Class C1 shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2012, LMIS and its affiliates received sales charges of $13,419 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2012, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C	Class C1
CDSCs	$398	$30	$9

All officers and one Director of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$433,775,566	$11,907,954,889
Sales	435,993,193	11,290,437,787

Western Asset Core Bond Fund 2012 Annual Report	67

At December 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$161,999,904
Gross unrealized depreciation	(79,570,089)
Net unrealized appreciation	$82,429,815

At December 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-day Eurodollar	624	6/13	$155,460,315	$155,493,000	$32,685
U.S. Treasury Ultra Long-Term Bonds	175	3/13	29,082,498	28,453,906	(628,592)
					(595,907)
Contracts to Sell:
90-day Eurodollar	624	6/14	$155,260,510	$155,298,000	(37,490)
U.S. Treasury 2-Year Notes	70	3/13	15,424,929	15,432,813	(7,884)
U.S. Treasury 5-Year Notes	229	3/13	28,475,006	28,490,820	(15,814)
U.S. Treasury 10-Year Notes	2,801	3/13	373,074,983	371,920,281	1,154,702
U.S. Treasury 30-Year Bonds	685	3/13	101,964,415	101,037,500	926,915
					2,020,429
Net unrealized gain on open futures contracts					$1,424,522

During the year ended December 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding as of December 31, 2011	339,480,175	$15,910,511
Options written	104,415,207	2,336,572
Options closed	(393,293,440)	(14,581,298)
Options exercised	—	—
Options expired	(1,942)	(604,485)
Written options, outstanding as of December 31, 2012	50,600,000	$3,061,300

At December 31, 2012, the Fund held TBA securities with a total cost of $307,486,358.

At December 31, 2012, the Fund held the following open swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America Securities LLC	$2,740,000	12/16/13	5.381% semi-annually	3-Month LIBOR	—	$(132,715)
Banc of America Securities LLC	4,400,000	11/10/15	4.864% semi-annually	3-Month LIBOR	—	(551,720)
Banc of America Securities LLC	2,750,000	1/15/16	5.451% semi-annually	3-Month LIBOR	—	(413,480)

68	Western Asset Core Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America Securities LLC	$4,120,000	10/3/16	5.425% semi-annually	3-Month LIBOR	—	$(743,555)
Credit Suisse	3,020,000	8/15/13	5.023% semi-annually	3-Month LIBOR	—	(88,311)
Credit Suisse	3,290,000	3/15/14	5.131% semi-annually	3-Month LIBOR	—	(190,990)
Credit Suisse	3,050,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	(388,099)
Credit Suisse	2,420,000	3/1/17	5.335% semi-annually	3-Month LIBOR	—	(467,347)
Deutsche Bank AG	5,620,000	6/15/16	5.183% semi-annually	3-Month LIBOR	—	(896,312)
Deutsche Bank AG	4,120,000	4/1/17	5.435% semi-annually	3-Month LIBOR	—	(827,011)
JPMorgan Chase & Co.	4,270,000	9/15/14	5.000% semi-annually	3-Month LIBOR	—	(337,486)
JPMorgan Chase Bank	1,580,000	12/31/14	0.365% semi-annually	3-Month LIBOR-BBA	—	531
RBS Greenwich	4,250,000	3/1/16	5.120% semi-annually	3-Month LIBOR	—	(618,774)
Total	$45,630,000				—	$(5,655,269)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At December 31, 2012[3]	Periodic Payments Received By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG (Ford Motor Credit Co., 7.450%, due 7/16/31)	$1,700,000	3/20/15	1.02%	2.930% quarterly	$71,579	—	$71,579
Deutsche Bank AG (MetLife Inc., 5.000%, due 6/15/15)	5,720,000	6/20/18	1.62%	1.000% quarterly	(181,764)	$(186,763)	4,999
Total	$7,420,000				$(110,185)	$(186,763)	$76,578

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At December 31, 2012[3]	Periodic Payments Made By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America Securities LLC (Home Depot Inc., 5.875%, due 12/16/36)	$2,740,000	12/20/13	0.10%	0.635% quarterly	$(14,400)	—	$(14,400)
Banc of America Securities LLC (Marriot International Inc., 5.810%, due 11/10/15)	4,400,000	12/20/15	0.50%	0.730% monthly	(29,925)	—	(29,925)
Banc of America Securities LLC (Masco Corp., 6.125%, due 10/3/16)	4,120,000	12/20/16	1.69%	1.040% quarterly	102,492	—	102,492

Western Asset Core Bond Fund 2012 Annual Report	69

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At December 31, 2012[3]	Periodic Payments Made By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	$2,750,000	12/20/15	0.51%	1.130% quarterly	$(50,665)	—	$(50,665)
Credit Suisse (AmerisourceBergen Corp., 5.875%, due 9/15/15)	3,050,000	9/20/15	0.39%	0.900% quarterly	(42,311)	—	(42,311)
Credit Suisse (Masco Corp., 6.125%, due 10/3/16)	3,320,000	9/20/13	0.33%	0.750% quarterly	(10,148)	—	(10,148)
Credit Suisse (Southwest Airlines Co., 5.250%, due 10/1/14)	2,420,000	3/20/17	1.13%	0.690% quarterly	43,503	—	43,503
Credit Suisse (Waste Management Inc., 5.000%, due 3/15/14)	3,290,000	3/20/14	0.23%	0.490% quarterly	(10,346)	—	(10,346)
Deutsche Bank AG (AutoZone Inc., 6.950%, due 6/15/16)	5,620,000	6/20/16	0.31%	0.580% quarterly	(52,786)	—	(52,786)
Deutsche Bank AG (CenturyLink Inc., 6.000%, due 4/1/17)	4,120,000	3/20/17	1.81%	0.890% quarterly	154,181	—	154,181
JPMorgan Chase & Co. (Bell South Corp., 6.000%, due 11/15/34)	4,270,000	9/20/14	0.24%	0.280% quarterly	(2,880)	—	(2,880)
RBS Greenwich (Home Depot Inc., 5.400%, due 3/1/16)	4,250,000	3/20/16	0.27%	0.480% monthly	(29,191)	—	(29,191)
Total	$44,350,000				$57,524	—	$57,524

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America Securities LLC (PrimeX.FRM.1)	$6,803,896	7/25/36	4.420% monthly	$686,343	$581,085	$105,258
Bank of America Securities LLC (CMBX 2 2006-2 AAA Index)	3,305,000	3/15/49	0.070% quarterly	(100,610)	(189,273)	88,663
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA Index)	2,477,000	3/15/49	0.070% monthly	(75,404)	(141,907)	66,503
Credit Suisse First Boston Inc. (CMBX 4 2007-2 AAA Index)	1,540,000	2/17/51	0.350% monthly	(66,876)	(122,788)	55,912
Credit Suisse First Boston Inc. (CMBX NA AM 1 Index)	1,512,000	10/12/52	0.500% monthly	(57,506)	(135,501)	77,995

70	Western Asset Core Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs Group Inc. (CMBX NA AM 1 Index)	$1,332,000	10/12/52	0.500% monthly	$(50,660)	$(118,968)	$68,308
Morgan Stanley & Co. Inc. (CMBX 2 2006-2 AAA Index)	1,370,000	3/15/49	0.070% monthly	(41,705)	(73,483)	31,778
UBS Warburg LLC (CMBX 2 2006-2 AAA Index)	3,756,000	3/15/49	0.070% monthly	(114,339)	(210,633)	96,294
Total	$22,095,896			$179,243	$(411,468)	$590,711

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	$6,973,493	10/12/52	0.100% monthly	$139,586	$304,868	$(165,282)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	3,715,231	10/12/52	0.100% monthly	74,367	145,735	(71,368)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	2,679,368	10/12/52	0.100% monthly	53,632	101,472	(47,840)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA Index)	3,196,804	10/12/52	0.100% monthly	63,989	127,329	(63,340)
JPMorgan Securities Inc. (CMBX 1 2006-1 AAA Index)	3,816,338	10/12/52	0.100% monthly	76,391	126,494	(50,103)
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA Index)	6,113,082	10/12/52	0.100% quarterly	122,364	231,433	(109,069)
Total	$26,494,316			$530,329	$1,037,331	$(507,002)

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund†	Periodic Payments Received By The Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc.	$779,970	1/12/41	1-Month LIBOR	IOS.FN30.400.10	$(144)	$317

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

Western Asset Core Bond Fund 2012 Annual Report	71
[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

At December 31, 2012, the Fund held collateral received from Goldman Sachs Group Inc., Morgan Stanley & Co. Inc., and Banc of America Securities, LLC in the amounts of $120,794, $199,999 and $1,618,388 on credit default swap contracts and interest rate contracts valued at $13,329, $80,659 and $(1,248,235), respectively. Net exposures to the counterparties were $(107,465), $(119,340) and $(2,866,623), respectively. Net exposure represents the net receivable/payable that would be due from/to the counterparty in the event of default.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2012.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	$220,031	—	$220,031
Futures contracts[3]	2,114,302	—	2,114,302
Swap contracts[4]	704	$1,588,427	1,589,131
Total	$2,335,037	$1,588,427	$3,923,464

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	$6,661,077	—	$6,661,077
Futures contracts[3]	689,780	—	689,780
Swap contracts[4]	5,655,800	$931,516	6,587,316
Total	$13,006,657	$931,516	$13,938,173

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

72	Western Asset Core Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(1,442,084)	$540,745	$(901,339)
Written options	(7,787,496)	23,492	(7,764,004)
Futures contracts	(7,780,460)	—	(7,780,460)
Swap contracts	(3,974,416)	1,538,160	(2,436,256)
Total	$(20,984,456)	$2,102,397	$(18,882,059)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(139,678)	—	$(139,678)
Written options	8,671,309	—	8,671,309
Futures contracts	1,979,526	—	1,979,526
Swap contracts	1,780,783	$127,991	1,908,774
Total	$12,291,940	$127,991	$12,419,931

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended December 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$698,135
Written options	8,285,858
Futures contracts (to buy)	100,629,771
Futures contracts (to sell)	410,254,554

Average Notional Balance
Interest rate swap contracts	$99,174,615
Credit default swap contracts (to buy protection)	92,848,798
Credit default swap contracts (to sell protection)	79,343,341
Total return swap contracts	5,509,276

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.70%,

Western Asset Core Bond Fund 2012 Annual Report	73

0.25% and 0.50% of the average daily net assets of each class respectively. The Rule 12b-1 plan for Class FI shares provides for payments of distribution and service fees to LMIS at an annual rate of up to 0.40% of the Class’s average net assets, subject to the authority of the Board of Directors of the Fund to set a lower amount. The Board of Directors has currently approved payments under the plan of 0.25% of the average daily net assets of Class FI shares. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees	Shareholder Reports*
Class A†	$156,098	$88,305	—
Class C†	2,176	77	—
Class C1‡	68,905	11,947	—
Class FI	2,050,914	164,513	$6,507
Class R†	1,770	1,617	—
Class I	—	855,427	18,895
Class IS	—	86,580	1,711
Total	$2,279,863	$1,208,466	$27,113

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

‡	For the period October 3, 2012 (commencement of operations) to December 31, 2012.

*	For the period January 1, 2012 through May 31, 2012 (unless otherwise noted). Subsequent to May 31, 2012, these expenses were accrued as common fund expenses.

For the year ended December 31, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A†	—
Class C†	—
Class C1‡	—
Class FI	$3,184
Class R†	875
Class I	—
Class IS	48,086
Total	$52,145

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

‡	For the period October 3, 2012 (commencement of operations) to December 31, 2012.

74	Western Asset Core Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Investment Income:
Class A†	$1,384,254	—
Class C†	3,356	—
Class C1‡	175,976	—
Class FI	20,269,375	$17,200,361
Class R†	6,724	—
Class I	30,139,759	54,938,991
Class IS	25,162,551	5,169,212
Total	$77,141,995	$77,308,564

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

‡	For the period October 3, 2012 (commencement of operations) to December 31, 2012.

7. Capital shares

At December 31, 2012, the Corporation had 37.5 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class A†
Shares sold	1,175,537	$14,559,472	—	—
Shares issued on reinvestment	109,219	1,353,497	—	—
Shares repurchased	(1,783,658)	(22,102,758)	—	—
Shares issued with merger	21,838,559	269,918,032	—	—
Net increase	21,339,657	$263,728,243	—	—

Class C†
Shares sold	122,905	$1,521,927	—	—
Shares issued on reinvestment	229	2,840	—	—
Shares repurchased	(1,113)	(13,809)	—	—
Shares issued with merger	31,374	387,812	—	—
Net increase	153,395	$1,898,770	—	—

Class C1‡
Shares sold	16,401	$203,188	—	—
Shares issued on reinvestment	11,932	147,862	—	—
Shares repurchased	(174,672)	(2,164,928)	—	—
Shares issued with merger	3,494,414	43,197,939	—	—
Net increase	3,348,075	$41,384,061	—	—

Western Asset Core Bond Fund 2012 Annual Report	75

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class FI
Shares sold	29,432,500	$356,925,583	39,406,852	$459,723,034
Shares issued on reinvestment	1,640,450	20,036,713	1,430,953	16,809,771
Shares repurchased	(8,744,181)	(106,459,400)	(20,589,771)	(241,262,300)
Net increase	22,328,769	$270,502,896	20,248,034	$235,270,505

Class R†
Shares sold	3,746	$46,139	—	—
Shares issued on reinvestment	542	6,714	—	—
Shares repurchased	(2,653)	(32,871)	—	—
Shares issued with merger	120,562	1,490,273	—	—
Net increase	122,197	$1,510,255	—	—

Class I
Shares sold	17,980,742	$218,937,655	31,794,171	$371,728,918
Shares issued on reinvestment	2,159,075	26,300,460	4,375,391	51,262,619
Shares repurchased	(77,212,172)	(929,304,819)	(51,142,656)	(597,763,426)
Net decrease	(57,072,355)	$(684,066,704)	(14,973,094)	$(174,771,889)

Class IS
Shares sold	93,246,896	$1,122,364,746	5,187,376	$60,358,080
Shares issued on reinvestment	2,013,809	24,732,086	431,929	5,074,647
Shares repurchased	(10,411,246)	(127,570,371)	(1,628,757)	(19,235,605)
Net increase	84,849,459	$1,019,526,461	3,990,548	$46,197,122

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

‡	For the period October 3, 2012 (commencement of operations) to December 31, 2012.

8. Transfer of net assets

On October 5, 2012, the Fund acquired the assets and certain liabilities of the Legg Mason Western Asset Core Bond Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Legg Mason Western Asset Core Bond Fund	25,484,909	$314,994,056	$3,047,530,714

As part of the reorganization, for each share they held, shareholders of the Acquired Fund Class A, Class C and Class C1 and Class R received 0.984538, 0.984839, 0.983773 and 0.984175 shares of Class A, Class C, Class C1 and Class R shares, respectively.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $8,320,250, accumulated net realized loss of $899,296 and accumulated net investment loss of $88,259. Total net assets of the Fund immediately after the transfer were $3,362,524,770. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

76	Western Asset Core Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

Proforma results of operations of the combined entity for the entire year ended December 31, 2012, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$75,997,371
Net realized loss	(50,861,263)
Change in net unrealized appreciation	186,252,868
Increase in net assets from operations	$211,388,976

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on October 5, 2012.

9. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Daily 1/31/13	$0.019824	$0.013830	$0.015596	$0.020955	$0.016883	$0.022883	$0.023995

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$77,141,995	$77,308,564

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$6,514,213
Capital loss carryforward*	(461,700,034)
Other book/tax temporary differences(a)	(9,311,100)
Unrealized appreciation (depreciation)(b)	74,817,419
Total accumulated earnings (losses) — net	$(389,679,502)

*	As of December 31, 2012, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
No Expiration	$(59,109,517)**
12/31/2015	(84,734,017)
12/31/2016	(33,885,094)
12/31/2017	(250,607,702)
12/31/2018	(33,363,704)
$(461,700,034)

These amounts will be available to offset any future taxable capital gains.

**	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and option contracts, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and other book/tax basis adjustments.

Western Asset Core Bond Fund 2012 Annual Report	77

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Core Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Core Bond Fund (one of the Funds comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2013

78	Western Asset Core Bond Fund

Board approval of investment management and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreement between LMPFA and Western Asset Management Company (“Western Asset”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 10, October 18 and October 25, 2012. At a meeting held on November 13, 2012, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and Western Asset’s ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of Western Asset; the experience of its key advisory personnel responsible for management of the Fund; the ability of Western Asset to attract and retain capable research and advisory personnel; the capability and integrity of Western Asset’s senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and Western Asset’s services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or Western Asset’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that Western Asset’s investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and Western Asset would be able to meet any reasonably foreseeable obligations under the Agreements.

Western Asset Core Bond Fund	79

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2012. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for the three-, five- and ten-year periods, but was lower than its peer average for the one-year period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to Western Asset the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Directors observed that although the management fee paid by the Fund to LMPFA was slightly higher than the average of the fees paid by funds in its peer group, total expenses for the Fund were approximately equal to the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of Western Asset for accounts with similar investment strategies, but that the administrative and operational responsibilities for Western Asset with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by Western Asset’s other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and Western Asset, including, among others, the profitability of the relationship to LMPFA and Western Asset; the direct and indirect benefits that LMPFA and Western Asset may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, Western Asset and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and Western Asset’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by Western Asset as the assets of the Fund grow. They further concluded that the Fund’s assets were currently at a level at which Western Asset potentially may realize economies of scale from any future growth in the Fund, and noted that fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Fund’s shareholders. The Directors determined that the management fee structure for the Fund is reasonable.

80	Western Asset Core Bond Fund

Board approval of investment management and advisory agreements (unaudited) (cont’d)

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and Western Asset within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and Western Asset, but they would continue to closely monitor the performance of LMPFA and Western Asset; that the fees to be paid to Western Asset and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by Western Asset and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Core Bond Fund	81

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Core Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Western Asset Management Company, 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	12
Other directorships held	None
Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1995-present); Member of the International Olympic Committee (1986-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	OBN Holdings, Inc. (film, television and media company)
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	Occidental Petroleum Corporation and Public Storage.

82	Western Asset Core Bond Fund

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	None
Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years

Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of Pinnacle Entertainment, Inc. (2012-present) (gaming and hospitality company); Director of Core Logic, Inc. (2012-present) (information, analytics and business services). Formerly: Director of MarketTools, Inc. (2010-2012) (market research software provider); Director of eHarmony, Inc. (2005-2011) (online dating company).

Number of portfolios in fund complex overseen[2]	12
Other directorships held	Orbitz Worldwide (global on-line travel company); Pinnacle Entertainment, Inc. (gaming and hospitality company); CoreLogic, Inc. (information, analytics and business services).
Interested Directors
R. Jay Gerken[3] Legg Mason 620 Eighth Avenue, New York NY 10018
Year of birth	1951
Position(s) with Fund	Director and President
Term of office and length of time served[2]	Served as Director since 2006 and as President since 2007
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	161
Other directorships held by Trustee during past five years	None

Western Asset Core Bond Fund	83

Interested Directors cont’d
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.
Officers[5]
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
Erin K. Morris 100 International Drive Baltimore, MD 21202
Year of birth	1966
Position(s) held with Fund	Treasurer
Term of office and length of time served[1]	Served since 2006
Principal occupations during the past five years	Vice President Legg Mason & Co., LLC (since 2005); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Assistant Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2009)

84	Western Asset Core Bond Fund

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers cont’d
Todd F. Kuehl 100 International Drive Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)
Robert I. Frenkel 100 First Stamford Place Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]

Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

[2]

In addition to overseeing the ten portfolios of the Corporation each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 149 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

[3]

Mr. Gerken is an “Interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

Western Asset Core Bond Fund	85

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2012:

Record date:	Daily
Payable date:	January 2012 - December 2012
Interest from Federal Obligations	11.15%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset

Core Bond Fund

Directors

William E. B. Siart, Chairman

R. Jay Gerken

President

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Western Asset Management Company

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Core Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Core Bond Fund

Legg Mason Funds

620 Eighth Avenue

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013138 2/13 SR13-1870

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2011 and December 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $468,601 in December 31, 2011 and $354,434 in December 31, 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2011 and $0 in December 31, 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $42,600 in December 31, 2011 and $57,000 in December 31, 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2011 and $13,130 in December 31, 2012, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of
Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2011 and December 31, 2012; Tax Fees were 100% and 100% for December 31, 2011 and December 31, 2012; and Other Fees were 100% and 100% for December 31, 2011 and December 31, 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $0 in December 31, 2012.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Western Asset Funds, Inc.

Date:	February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Western Asset Funds, Inc.

Date:	February 25, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Western Asset Funds, Inc.

Date:	February 25, 2013